PROSPECTUS
----------

                  KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC.

 2,390,913 Shares of Common Stock Issuable upon Exercise of Transferable Rights to Subscribe for such Shares of Common Stock

     Kleinwort Benson Australian Income Fund, Inc. (the "Fund") is offering to its shareholders of record ("Record Date Shareholders") as of the close of business on September 27, 1996 (the "Record Date") transferable rights ("Rights"), entitling the holders thereof to subscribe for an aggregate of 2,390,913 shares (the "Shares") of the Fund's Common Stock ("Common Stock"). Each such Record Date Shareholder is being issued one (1) Right for each four
(4) shares of Common Stock owned on the Record Date and the Rights entitle Record Date Shareholders, and other holders of Rights acquired during the Subscription Period (as defined herein), to acquire one (1) share of the Fund's Common Stock for each one (1) Right held and the additional privilege of subscribing, subject to certain limitations and subject to allotment, for any Shares not acquired by exercise of primary subscription rights (the "Offer"). The Rights are transferable and will be listed for trading on the New York Stock Exchange (the "NYSE"). The Rights will be traded under the symbol "KBA.RT". See "The Offer." THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, on OCTOBER 21, 1996. THE SUBSCRIPTION PRICE PER SHARE (the "Subscription Price") WILL BE 5% BELOW THE AVERAGE OF THE LAST REPORTED SALE PRICES OF A SHARE OF THE FUND'S COMMON STOCK ON THE NEW YORK STOCK EXCHANGE ON OCTOBER 25, 1996 AND THE THREE PRECEDING BUSINESS DAYS. SINCE THE EXPIRATION DATE IS PRIOR TO THE PRICING DATE, SHAREHOLDERS WHO CHOOSE TO EXERCISE THEIR RIGHTS WILL NOT KNOW THE SUBSCRIPTION PRICE AT THE TIME THEY EXERCISE SUCH RIGHTS.

     The Fund is a non-diversified, closed-end management investment company. The Fund's principal investment objective is to produce high income through investment primarily in Australian debt securities. Long-term capital appreciation through such investment is a secondary objective of the Fund. Normally at least 65% of the Fund's total assets are invested in Australian dollar denominated debt securities of Australian issuers. The Fund may invest the remainder of its assets in debt securities denominated in Australian or New Zealand dollars of other issuers, whether or not Australian or New Zealand issuers, and in U.S. Treasury securities. All questions relating to the Offer should be directed to Georgeson & Company Inc. (Tel. No. (800) 223-2064). The address of the Fund is 200 Park Avenue, New York, New York 10166, and its telephone number is (800) 237-4218. The Fund's investment advisor is Kleinwort Benson Investment Management Americas Inc. The Fund's currently outstanding shares of Common Stock are, and the Common Stock offered hereby will be, listed on the New York Stock Exchange under the symbol "KBA". The Fund announced the Offer on August 5, 1996. The net asset values per share of Common Stock at the close of business on August 5, 1996 and September 26, 1996 were $10.31 and $10.67, respectively, and the last reported sale prices of a share of the Fund's Common Stock on such Exchange on those dates were $9.00 and $9.125, respectively.

     Investment in the Fund's shares requires consideration of certain factors that are not normally involved in investments in U.S. securities. See "Risk Factors and Special Considerations."
                           --------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                     PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

================================================================================
                                                 Underwriting     Estimated
                            Estimated           Discounts and     Proceeds to
                      Subscription Price(1)      Commissions    the Fund(1)(2)
--------------------------------------------------------------------------------
   Per Share.........            $8.67               None               $8.67
--------------------------------------------------------------------------------
   Total.............      $20,729,216               None         $20,729,216
================================================================================

(1) Estimated based on 95% of the last reported sale price per share on September 26, 1996.

(2)  Before deduction of expenses payable by the Fund, estimated at $275,000.

                           --------------------------

     As a result of the terms of this Offer, shareholders who do not exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Fund. In addition, because the Subscription Price per Share will probably be less than the current net asset value per share, the Offer will result in an immediate dilution of the aggregate net asset value of the shares owned by Record Date (as defined herein) shareholders who do not exercise all of their Rights. Although it is not possible to quantify such dilution, because it is not known at this time how many Shares will be subscribed for or what the net asset value per share will be on October 25, 1996, such dilution could be substantial. See "Prospectus Summary -- Risk Factors and Special
Considerations -- Dilution."

     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. This Prospectus should be read and retained for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "Commission") and is available upon written request and without charge. See "Available Information."

                           --------------------------

               The date of this Prospectus is September 27, 1996.

                              AVAILABLE INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith files reports and other information with the United States Securities and Exchange Commission (the "Commission"). Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, Washington, D.C. 20549 and the Commission's following regional offices: New York Regional Office, Seven World Trade Center, New York, New York 10048 and Midwest Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, Washington, D.C. 20549 at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the offices of the New York Stock Exchange.

                           --------------------------

     Unless otherwise specified, all references in this Prospectus to "U.S. dollars," "dollars," "US$" or "$" are to United States dollars, all references to "A$" are to the Australian dollar and all references to "NZ$" are to the New Zealand dollar. On September 26, 1996, the noon buying rates in New York City for cable transfers payable in A$ and NZ$, as certified for customs purposes by the Federal Reserve Bank of New York (each, a "Noon Buying Rate"), were US$0.7930 per A$1.00 and US$0.6995 per NZ$1.00. See "Risks and Special Considerations -- Currency Fluctuations."

--------------------------------------------------------------------------------

                               PROSPECTUS SUMMARY

The Offer

     The Fund is offering to its shareholders of record ("Record Date Shareholders") as of the close of business on September 27, 1996 (the "Record Date") transferable Rights to subscribe for an aggregate of 2,390,913 shares of Common Stock of the Fund (the "Shares"). Each such shareholder is being issued one (1) Right for each four (4) shares of Common Stock owned on the Record Date. Fractional Rights will not be issued. The Rights entitle a shareholder to acquire at the Subscription Price (as hereinafter defined) one (1) Share for each one (1) Right held. Rights may be exercised at any time during the period from September 27, 1996 to October 21, 1996 (the "Subscription Period"), which ends as of 5:00 P.M., New York time, on October 21, 1996 (the "Expiration Date"). Record Date Shareholders who do not exercise their Rights should take steps to sell the Rights in order to avoid losing market value, if any, represented by the Rights. Rights not exercised or sold by October 21, 1996 (unless the Expiration Date is extended) will expire and become worthless. A shareholder's right to acquire during the Subscription Period at the Subscription Price one (1) additional Share for each one (1) Right held is hereinafter referred to as the "Primary Subscription." Holders of Rights who are not Record Date Shareholders ("Rights Holders") may also purchase Shares in the Primary Subscription.

Over-Subscription Privilege

     Any Record Date Shareholder who fully exercises all Rights issued to him is entitled to subscribe for Shares which were not otherwise subscribed for in the Primary Subscription (the "Over-Subscription Privilege"). Shares acquired pursuant to the Over-Subscription Privilege will be subject to allocation and proration which will be based on the number of shares held on Record Date. If there are Shares remaining following the Over-Subscription allocation to Record Date Shareholders, then any Rights Holder who has acquired Rights in the secondary market and exercised such Rights will also be entitled to subscribe for Shares via the Over-Subscription Privilege. Any remaining Shares will be allocated and prorated based on the number of Rights exercised by Rights Holders. The Over-Subscription Privilege is more fully discussed under "The Offer -- Over-Subscription Privilege."

Subscription Price

     The Subscription Price per Share will be 5% below the average of the last reported sale prices of a share of the Fund's Common Stock on the New York Stock Exchange on October 25, 1996 (the "Pricing Date") and the three preceding business days, rounded up to the nearest whole cent. Since the Expiration Date is prior to the Pricing Date, shareholders who choose to exercise their Rights will not know the Subscription Price at the time they exercise such Rights.

Exercising Rights

     Rights will be evidenced by Subscription Certificates (see Appendix A) and may be exercised by completing a Subscription Certificate and delivering it, together with payment, either by check made payable to the Fund or by means of a Notice of Guaranteed Delivery (see Appendix B), to the Subscription Agent at the address set forth under "The Offer -- Subscription Agent."

Sale of Rights

     The Rights will be listed for trading on the New York Stock Exchange (the "NYSE") under the symbol "KBA.RT" and will be transferable until the close of business on the last Business Day (as defined below) prior to Expiration Date. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE may be conducted until the close of business on the last Business Day prior to Expiration Date. The Fund expects a market for the Rights will develop and that the value of the Rights, if any, will be reflected in the market price. Rights may be sold directly by a Rights Holder, or sold through the Subscription Agent if delivered to the Subscription Agent on or before October 17, 1996. Trading of the Rights on the NYSE will be conducted on a when issued basis commencing on September 30, 1996 and on a regular way basis from October 1, 1996 through the last Business Day prior to the Expiration Date. If the Subscription Agent receives Rights for sale in a timely manner it will use its best efforts to sell the Rights on the NYSE. Brokerage commissions, if any, incurred in connection with the sale of Rights of Record Date Shareholders will be borne by the Fund. Neither the Fund nor the Subscription Agent will be responsible if Rights cannot be sold, and neither of them has guaranteed any minimum sale price for the Rights. For purposes of this Prospectus, a "Business Day" means any day on which trading is conducted on the NYSE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Record Date Shareholders are urged to obtain a recent trading price for the Rights on the NYSE from their broker, bank, financial advisor or the financial press. Exercising Rights Holders' inquiries should be directed to the Information Agent. See "Information Agent."

Information Agent

     The Information Agent for the Offer is:

                            Georgeson & Company Inc.
                      Wall Street Plaza, New York, NY 10005
                     Toll Free Telephone No. (800) 223-2064
                         or Call Collect (212) 440-9800


Important Dates to Remember

Event                                                                  Date
-----                                                                  ----
Record Date.............................................. September  27, 1996
Date of Prospectus....................................... September  27, 1996
The first day of the Subscription Period................. September  27, 1996
Expiration of the Offer..................................   October  21, 1996
Pricing Date.............................................   October  25, 1996
Confirmation to Participants.............................  November   1, 1996
Final Payment for Shares.................................  November  15, 1996

     With the exception of the Record Date, each of the above dates is subject to extension at the option of the Fund.

Information Regarding the Fund

     The Fund has been engaged in business as a non-diversified, closed-end management investment company since its initial public offering in November 1986. The Fund's principal investment objective is to produce high income through investment primarily in Australian dollar denominated debt securities of Australian issuers. Long-term capital appreciation through such investment is a secondary objective of the Fund. Normally, at least 65% of the Fund's total assets will be invested in Australian dollar denominated debt securities of Australian banks, federal and state governmental entities and corporations. The Fund may invest the remainder of its assets in debt securities denominated in Australian or New Zealand dollars of other issuers, whether or not Australian or New Zealand issuers. As a temporary, defensive policy the Fund may temporarily reduce its position in such securities and invest in U.S. Treasury securities. See "Investment Objectives and Policies." The Fund's outstanding Common Stock, par value $0.001 per share, is listed and traded on the New York Stock Exchange under the symbol "KBA". The average weekly trading volume of the Common Stock on the New York Stock Exchange during the 12 months ended June 30, 1996 was 55,227 shares. As of September 26, 1996, the net assets of the Fund were approximately $102.0 million.

Information Regarding the Investment Advisor

     Kleinwort Benson Investment Management Americas Inc., a Delaware corporation, acts as the Fund's investment advisor (the "Investment Advisor" or "KBIMA"). As of December 31, 1995, assets under its management had a value of approximately $1.170 billion. KBIMA, in accordance with the Fund's stated investment objective, policies and restrictions, and subject to the supervision of the Fund's Board of Directors, has sole investment discretion for the Fund and makes all decisions affecting the Fund's portfolio. As compensation for its services under an Investment Advisory Contract, dated as of August 8, 1995, KBIMA receives a fee equal to 0.70% per annum of the Fund's average weekly net assets. In connection with the Offer, the Investment Advisor has agreed to reduce its fee on assets in excess of $100 million to 0.65% per annum. (At September 26, 1996, the net assets of the Fund were approximately $102.0 million.) See "Management of the Fund."

Risk Factors and Special Considerations

     The following summarizes certain matters that should be considered, among others, in connection with the Offer.

     Investment in the Fund's shares requires consideration of certain factors that are not normally involved in investments in U.S. securities. Because the Fund holds debt securities that are denominated in Australian dollars and New Zealand dollars, an appreciation in the U.S. dollar relative to these currencies will reduce the U.S. dollar value of the Fund's assets and its yield in U.S. dollars. See "Risk Factors and Special Considerations -- Currency Fluctuations."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Interest rates in Australia and New Zealand do not necessarily move in phase with rates in the U.S. Therefore it is possible that the current yield differential in favor of Australian and New Zealand securities may be eroded over time. The Fund's interest income from Australian, New Zealand and other non-U.S. issuers may be subject to foreign withholding taxes, which may be creditable or deductible by Fund investors. See "Taxation-United States Income Taxes-Foreign Withholding Taxes" and "Taxation-Foreign Taxes." Australian, New Zealand and other foreign issuers are generally not subject to regulations requiring as extensive and frequent public reporting as U.S. issuers.

     Dilution. As a result of the Offer, Record Date Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. In addition, an immediate dilution of the aggregate net asset value of the shares of Common Stock owned by Record Date Shareholders who do not fully exercise their Rights is likely to be experienced as a result of the Offer because the Subscription Price will probably be less than the Fund's then net asset value per share, and the number of shares outstanding after the Offer is likely to increase in a greater percentage than the increase in the size of the Fund's assets. Although it is not possible to state precisely the amount of such dilution because it is not known at this time how many Shares will be subscribed for or what the net asset value per share will be on the Pricing Date, such dilution could be substantial. For example, if all Rights are exercised, and assuming that on the Pricing Date the Fund's net asset value per share and closing market price per share are the same as on September 26, 1996, or $10.67 and $9.125, respectively, reflecting a discount of 14.48% from net asset value, and the Subscription Price is $8.67, 18.74% below the Fund's net asset value per share on the Pricing Date, the Fund's net asset value would be reduced by approximately $0.42 per share or 3.94% (after deducting offering expenses payable by the Fund estimated at approximately $275,000.) For more examples of the potential dilutive effect of the Offer based on recent values for the Fund's shares, see "Risk Factors and Special Considerations -- Dilution."

     Discount From Net Asset Value. Shares of closed-end funds frequently trade at a market price which is less than the value of the net assets attributable thereto. The possibility that shares of the Fund will trade at a discount from net asset value is a risk separate and distinct from the risk that the Fund's net asset value will decrease. It should be noted, however, that in some cases, shares of closed-end funds may trade at a premium. While the Fund's shares have traded in the market above and below net asset value since the commencement of the Fund's operations, the Fund's shares have generally traded in the market at a discount to net asset value. See "Description of Common Stock."

Anti-Takeover Provisions

     The Fund's Articles of Incorporation and By-Laws include certain provisions that are intended to limit the ability of others to acquire control of the Fund. These provisions could also have the effect of depriving shareholders of the Fund of an opportunity to sell their shares of Common Stock at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Description of Common Stock -- Anti-Takeover Provisions."

Distributions

     The Fund makes a distribution each month from its net investment income on or about the 15th of each month to shareholders as of record date generally just before or after the 1st day of each month. For the dividend scheduled to be paid on November 15, 1996, the record date is scheduled for October 29, 1996. It is anticipated that the Shares issued upon the exercise of Rights will be issued after October 29, 1996. Such Shares will not receive the dividend to be paid on November 15, 1996.

     It is anticipated that the Shares issued upon the exercise of Rights will receive a dividend on December 16, 1996, representing income earned during the month of November.

     Although there can be no assurance, the Investment Advisor does not believe that the Offer will result in any change in the Fund's monthly dividend rate. However, changes in bond and currency market conditions may adversely impact the Fund's net investment income available for distribution to shareholders.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    FEE TABLE

Shareholder Transaction Expenses:
   Sales Load.....................................................       None
Annual Expenses (as a percentage of net assets
 attributable to Common Stock(1)):
   Management Fees(2).............................................      0.696%
   Other Expenses.................................................      0.454%
                                                                        -----
      Total Annual Expenses.......................................      1.150%
                                                                        =====

Example

                                                  Cumulative Expenses Paid
                                                      for the Period of:
                                           -------------------------------------
                                           1 year   3 years   5 years   10 years
                                           ------   -------   -------   --------
An investor would pay the following
  expenses on a $1,000 investment,
  assuming a 5% annual return throughout
  the periods(3)..........................  $12       $37       $63       $140

     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. See "Expenses."

     The Example set forth above assumes reinvestment of all dividends and distributions at net asset value and an expense ratio of 1.15%. The tables above and the assumption in the Example of a 5% annual return are required by the Securities and Exchange Commission regulations applicable to all investment companies. The Example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the Example.

     (1) Annual expenses have been based on the annualized expenses incurred by the Fund for the six months ended April 30, 1996, and then adjusted to reflect the increase in net assets, and concomitant increase in certain expenses, under the assumption that the Offer is fully subscribed.

     (2) In connection with the Offer, the Investment Advisor has agreed to a reduction in the rate at which it earns its advisory fee for managing the Fund. At present such fee is equal to 0.70% of the Fund's average annual net assets. Following the expiration of the Offer, the rate shall be 0.70% of net assets up to $100 million and 0.65% on net assets in excess of $100 million. (At September 26, 1996, the net assets of the Fund were approximately $102.0 million.) See Management of the Fund for additional information.

     (3) The example reflects the assumption that the Offer is fully subscribed and that expenses estimated at $275,000 to be incurred in connection with the Offer have been deducted from the Offer proceeds.


--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

     The following information as to per share income and capital changes for each of the five years in the period ended October 31, 1995, has been audited by Price Waterhouse LLP, independent accountants. This information is derived from the financial and accounting records of the Fund. The report of independent accountants has been incorporated by reference in the Registration Statement and is available to shareholders of the Fund from the Fund upon request. The following information should be read in conjunction with the Financial Statements and Notes thereto incorporated by reference in this Prospectus.

                       SELECTED PER SHARE DATA AND RATIOS
 (Selected data for a share of common stock outstanding throughout each period)

                                            Six
                                           months
                                           ended
                                          April 30,                         Fiscal year ended October 31,
                                            1996     1995     1994     1993     1992     1991     1990     1989    1988     1987*
                                            ----     ----     ----     ----     ----     ----     ----     ----    ----     -----
                                        (Unaudited)
PER SHARE DATA:
Net asset value at beginning of period .   $10.08    $9.99   $10.45    $9.97   $11.77   $10.29    $9.88   $11.57    $9.45    $9.35
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Net investment income** ..............     0.41     0.84     0.82     0.77     0.92     1.05     1.12     1.14     1.18     1.00
  Net realized and unrealized gain (loss)
    on investments and foreign
    currencies** .......................     0.20     0.82    (0.48)    0.47    (1.03)    1.44     0.35    (1.09)    2.64     0.19
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total increase (decrease) from operations    0.61     1.66     0.34     1.24    (0.11)    2.49     1.47     0.05     3.82     1.19
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Distributions to shareholders:
  From net investment income ...........    (0.50)   (0.89)   (0.78)   (0.74)   (1.02)   (1.01)   (1.06)   (0.96)   (1.26)   (0.89)
  From net realized gains on investment
    and foreign currency transactions ..     --       --      (0.02)    --      (0.56)    --       --      (0.58)   (0.44)   (0.10)
  From paid-in capital .................     --       --       --       --       --       --       --      (0.20)    --       --
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total distributions to
  shareholders .........................    (0.50)   (0.89)   (0.80)   (0.74)   (1.58)   (1.01)   (1.06)   (1.74)   (1.70)   (0.99)
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Decrease in net assets from capital
  stock transactions ...................     --      (0.65)    --      (0.01)   (0.08)    --       --       --       --       --
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Offering expenses charged to capital ...     --      (0.03)    --      (0.01)   (0.03)    --       --       --       --      (0.10)
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net increase (decrease) in
  net asset value ......................     0.11     0.09    (0.46)    0.48    (1.80)    1.48     0.41    (1.69)    2.12     0.10
                                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net asset value at end of period .......   $10.19   $10.08    $9.99   $10.45    $9.97   $11.77   $10.29    $9.88   $11.57    $9.45
                                          =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
Per share market value at
  end of period ........................    $9.13   $ 9.25    $9.13    $9.75    $9.63   $11.00    $8.50    $9.75   $11.25    $8.25
Total investment return (1) ............     4.05%   15.74%    1.77%    9.23%    2.00%   43.00%   (2.31)%   2.26%   60.16%   (8.35)%
Net asset value return (2) .............     6.27%   17.93%    3.22%   12.65%   (1.74)%  25.49%   15.49%    0.59%   43.21%   11.02%
Net assets at end of period
  (in 000's) ...........................  $97,449  $96,390  $71,685  $74,958  $69,564  $74,651  $65,268  $62,669  $73,327  $59,909

Number of shares outstanding at end of
  period (in 000's) ....................    9,564    9,564    7,173    7,173    6,979    6,345    6,345    6,345    6,338    6,338

RATIO TO AVERAGE NET ASSETS:
  Operating expenses....................     1.22%+   1.32%    1.40%    1.47%    1.48%    1.62%    1.61%    1.75%    1.48%    1.54%+
  Net investment income.................     8.30%+   8.51%    7.88%    7.45%    8.20%    9.62%   11.04%   10.94%   10.70%   10.73%+
  Portfolio turnover....................     5.14%   56.55%   13.71%    9.69%   53.66%   11.39%   23.78%   11.87%   26.63%  128.90%

------------
(1) Based on market value per share, adjusted for reinvestment of distributions and for previous rights offerings (in 1992 and 1995), assuming full subscription by shareholder.
(2) Based on net asset value per share, adjusted for reinvestment of distributions and for previous rights offerings (in 1992 and 1995), assuming full subscription by shareholder.

*    Investment operations commenced November 28, 1986.
** 1987 to 1992 figures restated to reflect reclassification of certain realized and unrealized foreign exchange gain (loss) from a component of net investment income to a component of net realized and unrealized gain
     (loss) on investments and foreign currencies.
+    Annualized.

                                    THE FUND

     The Fund, incorporated in Maryland on August 12, 1986, is a non-diversified, closed-end management investment company registered under the 1940 Act. Registration of the Fund under the 1940 Act does not involve supervision of the Fund's investments by the Commission. The Fund is designed for investors seeking principally high income and secondarily capital appreciation through investment in a fully managed portfolio consisting primarily of Australian dollar denominated debt securities. It is expected that normally at least 65% of the Fund's total assets will be invested in Australian dollar denominated debt securities of Australian issuers. The Fund may invest the remainder of its assets in debt securities denominated in Australian or New Zealand dollars of other issuers, whether or not Australian or New Zealand issuers, and in U.S. Treasury securities. See "Investment Objectives and Policies."

     As of April 30, 1996, 97.1% of the Fund's net assets were invested in long-term debt securities including 75.3% in Australian dollar denominated debt securities of Australian issuers, 17.2% in Australian dollar denominated debt securities of non-Australian issuers and 4.6% in New Zealand dollar denominated debt securities of New Zealand issuers. The Fund's Investment Advisor is Kleinwort Benson Investment Management Americas Inc.

                                    THE OFFER

Terms of the Offer

     The Fund hereby offers to its Record Date Shareholders the right to subscribe for an aggregate of 2,390,913 Shares. Each such shareholder is being issued one (1) Right for each four (4) full shares of Common Stock owned on the Record Date. Fractional Rights will not be issued. The Rights entitle a shareholder to acquire in the Primary Subscription at the Subscription Price one
(1) Share for each one (1) Right held. Rights may be exercised at any time during the Subscription Period, which commences on September 27, 1996 and ends as of 5:00 p.m., New York time, on October 21, 1996, the Expiration Date. Record Date Shareholders who do not exercise their Rights should take steps to sell the Rights in order to avoid losing market value, if any, represented by the Rights. Rights not exercised or sold by October 21, 1996 (unless the Expiration Date is extended) will expire and become worthless.

     In addition, any Record Date Shareholder who fully exercises all Rights issued to him is entitled to subscribe for Shares which were not otherwise subscribed for in the Primary Subscription. For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record on the Record Date by Cede or by any other depository or nominee will be deemed to be the holder of the Rights that are issued to Cede or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege are subject to allocation and proration which will be based on the number of shares held on the Record Date. If there are Shares remaining following the Over-Subscription allocation to Record Date Shareholders, then any investor who has acquired Rights in the secondary market will also be entitled to subscribe for Shares via the Over-Subscription Privilege. Any such remaining Shares shall be allocated and prorated based on the number of Rights exercised by such Rights Holders. Additional Information regarding Over-Subscription is set forth below under "Over-Subscription Privilege."

     The Rights are transferable and will be listed for trading on the New York Stock Exchange (the "NYSE") under the symbol "KBA.RT". Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE may be conducted until the close of business on the last Business Day prior to the Expiration Date. The Fund expects that a market for the Rights will develop and that the value of the Rights, if any, will be reflected in the market price. Rights may be sold directly by a Rights Holder, or sold through the Subscription Agent if delivered to the Subscription Agent on or before October 17, 1996. Additional information as to the sale of Rights is set forth below under "Sale of Rights."

Purposes of the Offer

     The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment in the Australian and New Zealand bond markets, including the A$ eurobond market. Investments in these markets continue to offer higher yields than are available in comparable US dollar based investments of similarly rated quality. The Investment Advisor believes that continued improvements in fundamental Australian economic conditions, especially with regard to inflation and fiscal policies, will provide a positive outlook for these markets. The Investment Advisor also believes that these conditions will also provide a basis for longer-term strength in the Australian dollar.

      Raising additional funds will also provide the Investment Advisor with more flexibility to reposition the Fund's portfolio without realizing significant capital gains in excess of capital losses. If the Fund were to realize such capital gains, it would be effectively required under US federal tax regulations to distribute such gains to shareholders, thus reducing the income generating capacity of the Fund and ultimately resulting in a lower dividend rate for shareholders.

     In investing the proceeds from the Offer, the Investment Advisor expects to continue to increase the proportion of the Fund's investment in securities issued in the A$ eurobond market since such securities are exempt from the 10% withholding tax imposed on domestic Australian issues.

     In reaching the decision to proceed with the Offer, the Board also considered the favorable effect of increasing the size of the Fund on the Fund's expense ratio. In connection with the Offer, the Investment Advisor has agreed to a reduced Advisory Fee on Fund assets in excess of $100 million. Such fee will be reduced from a rate of 0.70% per annum to 0.65% per annum. (At September 26, 1996, the Fund's assets were approximately $102.0 million.) Under the Fund's Custody and Fund Accounting Agreement, the fees charged thereby will also be reduced once assets exceed $100 million. Based on current expenses and net assets and assuming the Offer is fully subscribed, the Fund's expense ratio, which was equal to an annualized 1.22% of average net assets for the six months ended April 30, 1996, would decline to an annualized rate of approximately 1.15% following the Offer. The Fund has completed two previous rights offerings, in 1992 and 1995, in which net proceeds of approximately $5.7 million and $17.5 million, respectively, were raised by the Fund. The 1992 and 1995 offers resulted in reductions in the expense ratio of 0.06% and 0.11%, respectively, of the Fund's average net assets at the time of those offers.

     The Offer also seeks to reward shareholders by providing them the opportunity to acquire additional Fund shares at a discount to the market price with no direct transaction costs.

     The Board considered a range of options for raising additional capital for the Fund. These options included rights offerings using varying ratios and discounts, transferable and non-transferable offers, the use of an underwriter and the payment of underwriting fees and commissions, and the issuance of preferred stock. The Board concluded that at this time the terms of the present offer, including the transferability of the Rights, would provide the most cost-effective and timely method of increasing the assets of the Fund. In reaching this decision, the Board extensively considered the dilutive effects on non-participating shareholders of the various methods of raising additional capital and concluded that the overall benefit to shareholders of the current transferable Offer would offset such dilutive effects. The Board concluded that by structuring the Offer on a transferable basis, non-participating shareholders would be best able to recoup some or all of such dilutive effects by selling their Rights for cash. To further offset such dilution to non-participating shareholders, the Board authorized the Fund to pay the brokerage commissions incurred, if any, by Record Date Shareholders who elect to sell their Rights through the Subscription Agent. (See "Sale of Rights.") In reaching its decision to make the Offer on a transferable basis the Board reviewed examples of transferable and non-transferable rights offerings by other closed-end funds, including several recent transferable offers made without the payment of underwriting fees or commissions. In their consideration the Board reviewed the trading volume and value of the rights issued in such offers and the relative costs of transferable versus non-transferable offers.

      The Investment Advisor may benefit from the Offer because its fee is based on the average weekly net assets of the Fund. See "Management of the Fund -- Investment Advisor." It is not possible to state precisely the amount of additional compensation the Investment Advisor might receive as a result of the Offer because it is not known how many shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will presumably fluctuate in value. However, in the event that all of the Rights are exercised in full and on the basis of an assumed purchase price of $8.67 per share, the Investment Advisor would receive additional annual advisory fees of approximately $133,000. This figure reflects the reduction in its fee rate agreed to by the Investment Advisor in connection with the Offer. One of the Fund's directors who voted to authorize the Offer is affiliated with the Investment Advisor and, therefore, could benefit indirectly from the Offer. The other six directors, who voted to authorize the Offer, are not "interested persons" of the Fund within the meaning of the 1940 Act. See "Management of the Fund -- Directors and Officers."

     The Fund's previous rights offerings to shareholders were completed in 1992 and 1995. Shareholders of record on August 24, 1992 were offered the rights to purchase one new share of the Fund for each ten shares owned, at a price at a 10% discount to market value as determined following the close of the offering period. The 1992 offering was made on a non-transferable basis and no underwriting fees or commissions were paid. The 1992 offering was fully subscribed and the dilutive effect on net asset value was $0.02 per share or 1.13%. Shareholders of record on March 17, 1995 were offered the rights to purchase one new share of the Fund for each three shares owned and, like the 1992 offering, the exercise price was set at a price at a 10% discount to market value as determined following the close of the offering period, on a non-transferable basis with no underwriting fees or commissions paid. The 1995 offering was fully subscribed and the dilutive effect on net asset value was $0.68 per share or 6.77%.

     The structure of the Offer differs from that of the previous offers in three main facets: 1) the current offer is being made on a one-for-four basis, compared with one-for-ten and one-for-three in the 1992 and 1995 offers, respectively; 2) the current offer is being made on a transferable basis as opposed to the non-transferable basis used for the two previous offers; and 3) the current offer is being made at a 5% discount compared with a 10% discount for the previous offers. Both the current and previous offers are similar in that no underwriting fees or commissions were or will be paid and in that the subscription price was or will be determined following the close of the subscription period. The results of the previous rights offerings and the success in meeting their objectives were important considerations in determining the structure of the Offer. The Fund may, in the future and at its discretion, from time to time, choose to make additional rights offerings, for a number of shares and on terms which may or may not be similar to this Offer. Any such future rights offering will be made in accordance with the 1940 Act.

Over-Subscription Privilege

     Shares not subscribed for by Record Date Shareholders will be offered, by means of the Over-Subscription Privilege, to holders of Rights who wish to acquire more than the number of Shares to which their Rights entitle them. Record Date Shareholders who fully exercise their Rights will be asked to indicate in the Subscription Certificate how many Shares they are willing to acquire pursuant to this Over-Subscription Privilege. If there remain sufficient Shares, all over-subscriptions will be honored in full. If there are not sufficient Shares to honor all over-subscriptions, the available Shares will be allocated pro rata among those who over-subscribe based on the number of Shares held of record on the Record Date. If there are Shares remaining following the Over-Subscription allocation to Record Date Shareholders, then any investor who has acquired Rights in the secondary market will also be entitled to subscribe for Shares via the Over-Subscription privilege. Any such remaining Shares shall be allocated and prorated based on the number of Rights exercised by such Rights Holders. The percentage of remaining Shares each over-subscribing holder may acquire may be rounded up or down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis.

     The Fund will not offer or sell any Shares which are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

The Subscription Price

     The Subscription Price will be 5% below the average of the last reported sale prices of a share of the Fund's Common Stock on the New York Stock Exchange on October 25, 1996, the Pricing Date, and the three preceding business days, rounded up to the nearest whole cent. By way of example, if the average of the last reported sale prices of a share of the Fund's Common Stock on the New York Stock Exchange on the Pricing Date and the three preceding business days is $9.125, the Subscription Price will be $8.67. For the purpose of shareholders exercising their rights and submitting the Subscription Price for the Shares, the estimated price of $8.67 should be used.

     The Fund announced the Offer on August 5, 1996. The net asset values per share of the Fund's Common Stock at the close of business on August 5, 1996 and September 26, 1996 were $10.31 and $10.67, respectively, and the last reported sales prices of a share of the Fund's Common Stock on such Exchange on those dates were $9.00 and $9.125, respectively.

Expiration of the Offer

     The Offer will expire at 5:00 p.m., New York time, on October 21, 1996, the Expiration Date. Rights will expire on the Expiration Date and thereafter may not be exercised. Since the Expiration Date is prior to the Pricing Date, shareholders who decide to acquire Shares on Primary Subscription or pursuant to the Over-Subscription Privilege will not know the Subscription Price when they make such decision.

Subscription Agent

     The First National Bank of Boston will act as the subscription agent (the "Subscription Agent") for the Offer, which will receive a fee in the amount of approximately $25,000 and reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's Transfer Agent, Registrar and Dividend Paying Agent. Shareholder communications should be directed to the First National Bank of Boston at P.O. Box 644, Boston, MA 02102 (telephone 800-730-6001). SIGNED SUBSCRIPTION CERTIFICATES SHOULD BE SENT TO THE FIRST NATIONAL BANK OF BOSTON, by one of the methods below:

(1) BY MAIL:
            The First National Bank of Boston
            Mail Stop 45-02-53
            P.O. Box 1889
            Boston, MA 02105-1889

(2) BY EXPRESS MAIL OR OVERNIGHT COURIER:
            The First National Bank of Boston
            Shareholder Services Division
            Mail Stop 45-02-53
            150 Royall Street
            Canton, MA 02021

(3) BY HAND:
            BancBoston Trust Company of New York
            55 Broadway, Third Floor
            New York, NY 10006

(4) BY FACSIMILE (TELECOPIER):
            The First National Bank of Boston
            (617) 774-4519, with the original signed Subscription Certificate to be sent by one of the three methods described above. Please confirm fax by telephone at (617) 774-4511.

Information Agent

     Under the terms and subject to the conditions contained in a Letter of Agreement, dated August 15, 1996, Georgeson & Company Inc. will act as the information agent (the "Information Agent") for the Offer. Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

            Georgeson & Company Inc.
            Wall Street Plaza, New York, New York 10005
            Toll-Free Tel. No. (800) 223-2064 or Call Collect (212) 440-9800

     The Information Agent will receive a fee estimated to be $12,500 and reimbursement for all out-of-pocket expenses related to the Offer.

Method of Exercise of Rights

     Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery (see "Payment for Shares" below)) at the offices of the Subscription Agent. Rights may also be exercised through a shareholder's broker or other nominee if such shareholder's shares are held in such broker's or nominee's name. Nominees who hold shares for the account of others, such as brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominees should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment in the manner described under "Payment for Shares."

Payment for Shares

     Shareholders who acquire Shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payments:

     (1) A shareholder can send the Subscription Certificate together with payment for the Shares acquired on Primary Subscription and for additional Shares such stockholder would like to subscribe for pursuant to the Over-Subscription Privilege to the Subscription Agent based on the Estimated Subscription Price of $8.67 per Share. To be accepted, such payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at one of the Subscription Agent's offices set forth above, prior to 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will deposit all the Share purchase checks received by it prior to the final due date into a segregated interest bearing account (which interest will accrue to the benefit of the Fund) pending proration and distribution of Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC. AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

     (2) Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a notice of guaranteed delivery by facsimile (telecopy) or otherwise from a bank, a trust company, or a New York Stock Exchange member guaranteeing delivery of (i) a properly completed and executed Subscription Certificate and (ii) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege. The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate and full payment for all shares subscribed for is not received by the Subscription Agent by the close of business on the third business day after the Expiration Date.

     Within five (5) business days following the Pricing Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each shareholder (or, if the Fund's shares on the Record Date are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription;
(ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege; (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable by such shareholder to the Fund or any excess to be refunded by the Fund to such shareholder, in each case based on the Subscription Price as determined on the Pricing Date. Any additional payment required from a shareholder must be received by the Subscription Agent within ten (10) business days after the Confirmation Date, and any excess payment to be refunded by the Fund to such shareholder will be mailed by the Subscription Agent to him within ten (10) business days after the Confirmation Date. All payments by a shareholder must be in United States dollars by money order or check drawn on a bank located in the United States of America and payable to Kleinwort Benson Australian Income Fund, Inc.

     Whichever of the above two methods is used, issuance and delivery of certificates for the Shares subscribed for are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

     If a shareholder who acquires Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any additional amounts due, the Fund reserves the right to (i) find other purchasers for such subscribed and unpaid for shares; (ii) apply any payment actually received by it toward the purchase of the greatest number of whole Shares which could be acquired by such shareholder upon exercise of the Primary Subscription and/or Over-Subscription Privilege; and/or (iii) exercise any and all other rights and/or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

Sale of Rights

     Record Date Shareholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received on or before October 17, 1996. Upon the timely receipt of appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold. The Subscription Agent will remit the proceeds of such sales to such shareholders. The Fund will pay commissions, if any, incurred in such sale on behalf of Record Date Shareholders. Under no circumstances will the Fund pay the commissions on Rights sold by Rights Holders other than Record Date Shareholders nor will the Fund pay any such commissions on any Rights acquired in the secondary market by Record Date Shareholders.

     The Subscription Agent will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the fourth Business Day prior to the Expiration Date. Proceeds from such sales will be held by First National Bank of Boston in its capacity as the Fund's transfer agent until such proceeds are either claimed or escheated.

     There can be no assurance that the Subscription Agent will be able to complete the sale of any such Rights and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. All such Rights will be sold at the market price, if any, on the NYSE, or if a better price can be obtained for the Rights on another market, on such other market.

Notice of Net Asset Value Decline

     The Fund has, as required by the Securities and Exchange Commission's registration form, undertaken to suspend the Offer until it amends this Prospectus if subsequent to the effective date of the Fund's Registration Statement and during the Subscription Period, the Fund's net asset value declines more than 10% from its net asset value as of the effective date of the Fund's Registration Statement.

Delivery of Stock Certificates

     Shareholders whose shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer's behalf will have the shares they acquire on Primary Subscription and pursuant to the Over-Subscription Privilege credited to the account of Cede or such other depository or nominee. Shareholders who participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") will have all Shares acquired on Primary Subscription and pursuant to the Over-Subscription privilege credited in book-entry form to their Plan account, unless otherwise requested in writing. With respect to all other shareholders, stock certificates for all Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege will be mailed within fifteen business days after the Confirmation Date and after payment for the Shares subscribed for has cleared, which clearance may take up to fifteen days from the date of receipt of such payment.

Foreign Shareholders

     Subscription Certificates will not be mailed to Foreign Record Date Shareholders. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Shareholders' accounts until instructions are received to exercise, sell or transfer the Rights. If no instructions have been received by 12:00 Noon, New York City time, three Business Days prior to the Expiration Date, the Subscription Agent will use its best efforts to sell the Rights of those Foreign Record Date Shareholders on the NYSE. The net proceeds, if any, from the sale of those Rights by the Subscription Agent will be remitted to the Foreign Record Date Shareholders.

Federal Income Tax Consequences

     The U.S. federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

          1. Record Date Shareholders will not recognize taxable income as a result of the distribution or exercise of the Rights.

          2. The basis of a Right received by a Record Date Shareholder who exercises or sells the right will be zero if the fair market value of the Right immediately after issuance is less than 15% of the fair market value of the Common Stock with regard to which it is issued (unless the holder elects, by filing a statement with his timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Common Stock between the Right and the Common Stock based on their respective fair market values immediately after the Right is issued). If the fair market value immediately after issuance of a Right received by a Record Date Shareholder who exercises or sells the Right is 15% or more of the fair market value of the Common Stock with regard to which it is issued, the basis of the Right will be a portion of the basis of the Common Stock, based upon their respective fair market values immediately after the Right is issued. In the case of a Record Date Shareholder who receives a Right and who allows the Right to expire, the basis of the Right will be zero. In the case of a purchaser of a Right in the market the basis of the Right will be the purchase price for the Right.

          3. The holding period of a Right received by a Record Date Shareholder will include the holding period of the Common Stock with regard to which the Right is issued.

          4. Any gain or loss on the sale of a Right will be treated as a capital gain or loss if the Right is a capital asset in the hands of the seller. Such a capital gain or loss will be long- or short-term, depending on how long the Right has been held, in accordance with paragraph 3 above. A Right issued with regard to Common Stock will be a capital asset in the hands of the person to whom it is issued if the Common Stock was a capital asset in the hands of that person. If a Right is allowed to expire, there will be no loss realized unless the Right had been acquired by purchase, in which case there will be a loss equal to the basis of the Right.

          5. If the Right is exercised by a Record Date Shareholder, the basis of the Common Stock received will include the basis allocated to the Right and the amount paid upon exercise of the Right.

          6. If the Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

     The foregoing is only a summary of the applicable federal income tax laws and does not include any state or local tax consequences of the Offer. Exercising Rights Holders should consult their own tax advisers concerning the tax consequences of this transaction. See "Taxation."

                                 USE OF PROCEEDS

     Assuming all shares offered hereby are sold at the estimated Subscription Price of $8.67 per share, the net proceeds of the Offer are estimated to be $20,454,216, after deducting expenses payable by the Fund estimated at approximately $275,000. The Fund will invest the proceeds of this offering in accordance with its investment objectives and policies set forth under "Investment Objectives and Policies" and "The Offer -- Purposes of the Offer." It is expected that the investment of the proceeds will be completed within two months of receipt of the proceeds. Pending such investment, the proceeds are expected to be held in interest bearing deposits and short-term debt securities and other instruments.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

Dilution

     As a result of the Offer, Record Date Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. In addition, an immediate dilution of the aggregate net asset value of the shares of Common Stock owned by Record Date Shareholders who do not fully exercise their Rights is likely to be experienced as a result of the Offer because the Subscription Price will probably be less than the Fund's then net asset value per share, and the number of shares outstanding after the Offer is likely to increase in a greater percentage than the increase in the size of the Fund's assets. Because the Subscription Price will be determined after the close of the subscription period, it is not known what the price will be or the discount or premium it will represent to the net asset value. For this reason, and because it is not known how many shares will be subscribed for, it is not possible to state the amount of dilution that will result from the Offer. Such dilution could be substantial. For example, on September 26, 1996 (the last date for which the Fund's net asset value was determined prior to the announcement of the Record Date was September 20, 1996), the Fund's net asset value per share was $10.67 and the closing market price per share was $9.125, reflecting a discount of 14.48% from net asset value. Assuming that the net asset value and the market price are the same on the Pricing Date and the three preceding business days as on September 26, 1996 and that all Rights are exercised, then the Subscription Price would be $8.67, 18.74% below the Fund's net asset value per share, and the Fund's net asset value would be reduced by approximately $0.42 per share or 3.94% (after deducting offering expenses payable by the Fund estimated at approximately $275,000). The discount of the Fund's market price from its net asset value during the last twelve calendar months, as published weekly by the Fund, has ranged from 5.09% (on March 1, 1996) to 15.46% (on July 12, 1996). Based on the largest such discount and the market price and net asset value at that time of $8.75 and $10.35 respectively, the Subscription Price would be approximately $8.32, reflecting a discount of 19.61% from net asset value, and, assuming all Rights are subscribed for, the net asset value per share would be reduced by approximately $0.43 or 4.15%. Based on the smallest discount during the period and making the same calculation, the net asset value per share would be reduced by approximately $0.22 per share or 2.20%. The actual result could be outside these ranges depending on the net asset value and on the market price used to calculate the Subscription Price on the Pricing Date. It should also be noted that Record Date Shareholders who sell their Rights may recoup some or all of the dilutive effect of the Offer.

Currency Fluctuations

     Investing in foreign debt securities requires consideration of certain factors not typically associated with investing in U.S. debt securities.

     Because the Fund holds debt securities that are denominated in Australian dollars and New Zealand dollars, a change in the value of the Australian or New Zealand dollar against the U.S. dollar may result in a change in the U.S. dollar value of the Fund's assets and in the Fund's yield in U.S. dollars. A decline in the value of the Australian dollar or New Zealand dollar against the U.S. dollar would translate into a decline in value of the Fund in terms of U.S. dollars commensurate with the Fund's holdings of debt securities denominated in the respective currency. The Fund intends to be substantially fully invested in Australian and New Zealand debt securities except during periods when, in the Investment Advisor's judgment, changes in the market for Australian and New Zealand debt securities or other economic conditions warrant a temporary defensive investment policy, at which time the Fund may temporarily reduce its position in such securities and invest in U.S. Treasury securities. In addition, although most of the Fund's income is received or realized in Australian and New Zealand dollars, the Fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for Australian or New Zealand dollars declines before the Fund's income has been translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions. See "Taxation." Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the number of Australian or New Zealand dollars required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the Australian or New Zealand dollar equivalent of such expenses at the time they were incurred.

     The Fund uses the forward exchange market for "transaction" currency hedging. Transaction hedging is the purchase or sale of forward currency with respect to specific payables or receivables of the Fund generally arising in connection with the purchase or sale of securities. It is also used when the Fund declares a dividend or distribution. The purpose is to establish the amount of the respective currency involved and not be at risk for a change in exchange rates before the transaction is completed. Such hedging could also be used if the Investment Advisor decides to move assets of the Fund into U.S. Treasury securities for temporary defensive measures or the reinvestment of such assets in Australian or New Zealand debt securities. The Fund may also utilize "position" hedging. "Position" hedging in this context is using currency hedging techniques to protect the U.S. dollar value of the portfolio which is held in the form of Australian and New Zealand dollar denominated securities. If a hedge is created and subsequently the Australian or New Zealand dollar declines versus the U.S. dollar, the value of the portfolio in terms of U.S. dollars would be offset to the extent of the hedge. Without any hedge the U.S. dollar value of the portfolio, and the net asset value of the Fund, would decline fully with the decline of the Australian or New Zealand dollar even though there was no change in the Australian or New Zealand dollar value of the portfolio securities. Any hedging would be in connection with the Australian and/or New Zealand dollar and there is no assurance that if undertaken it would be successful.

     Engaging in currency hedging transactions involves a cost to the Fund. The cost varies with anticipated movements between the currencies involved, relative interest rates, the length of the contract period and the market conditions then prevailing. Because forward contracts and over-the-counter options in currency are usually conducted on a principal basis, no fees or commissions are involved. There is a premium cost for over-the-counter options. Exchange traded options, on the other hand, involve commissions as well as the premium cost of the option. The use of forward currency contracts or options cannot eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange at a chosen future time. In addition, although forward currency contracts limit the risk of loss due to a change in the relative value of the currencies concerned, conversely, they also limit any potential gain that might result. Options, on the other hand, would expire unexercised if the value of the Australian or New Zealand dollar rises above the exercise price, so that any potential gain as a result of such rise is reduced by the original premium cost of the option. If the Australian or New Zealand dollar rises rather than falls in relation to the U.S. dollar, the Fund would lose a part or all of the cost of the hedge, which, however, would be offset by the positive movement in the Australian or New Zealand dollar. On the other hand, if the Australian dollar falls, the hedge operates to protect the U.S. dollar value of the portfolio at the historic rate of exchange at which the hedge was entered into. If hedging were believed desirable, no more than 50% of the total portfolio would be hedged at any particular time.

     Without the ability to position hedge, the alternative, when a significant decline in the Australian dollar is foreseen, is to move the portfolio into U.S. dollar denominated government debt instruments. This is expensive because of transaction costs, is appropriate only in extreme situations, and in such situations would probably result in lower yields. Position hedging has been used infrequently by the Fund and not at all in the past three fiscal years.

     The techniques used to position hedge are the same as for transaction hedging. The principal mechanisms are forward contracts and the purchase of put and call options on exchanges or in the over-the-counter markets. Beside the purchase of put and call options, the Fund also may write put and call options to offset an outstanding position.

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are closed transactions which do not require deposits or margin calls. The Fund is only exposed to the risk that the counter party fails to deliver the contracted currency on the settlement date.

     A put option gives the Fund the right to sell Australian or New Zealand dollars for U.S. dollars at the exercise price until the expiration of the option. A call option gives the Fund the right to purchase U.S. dollars for Australian or New Zealand dollars at the exercise price until the expiration of the option. Both serve to ensure against a decline in the Australian or New Zealand currency in terms of U.S. dollars and the consequent declines of net asset value of the Fund in U.S. dollars which would result from such a currency exchange rate change. The purchase of put and call options, however, does not protect against a decline in the value of the Australian or New Zealand dollar denominated securities.

     Currency options traded on U.S. exchanges are subject to position limits which may limit the ability of the Fund to hedge its positions fully by purchasing such options. Over-the-counter options differ from traded options in that they are two party contracts with price and terms negotiated between buyer and seller and do not have as much liquidity as exchange traded options.

     The Fund will not position a hedge with respect to Australian or New Zealand currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency.

     The Australian dollar and New Zealand dollar are fully exchangeable into U.S. dollars without legal restrictions and have traded on a floating exchange basis since December 12, 1983 and March 4, 1985, respectively.

     From 1984 to June 1996 the Australian dollar and New Zealand dollar have traded against the U.S. dollar at the average exchange rates set forth in the table below, representing the average of the Noon Buying Rates for each currency in each period:

                             Average Exchange Rates

                                              US$ per A$1.00     US$ per NZ$1.00
                                              --------------     ---------------
1984.....................................        $0.87937           $0.57837
1985.....................................         0.70026            0.49752
1986.....................................         0.67093            0.52456
1987.....................................         0.70137            0.59328
1988.....................................         0.78409            0.65560
1989.....................................         0.79186            0.59561
1990.....................................         0.78069            0.59619
1991.....................................         0.77872            0.57832
1992.....................................         0.73142            0.53673
1993.....................................         0.67851            0.54272
1994.....................................         0.73200            0.59400
1995.....................................         0.74100            0.65700
Six months ended June 30, 1996...........         0.77375            0.67705

------------
Source: Federal Reserve Bulletin and Federal Reserve Board.
For more recent exchange rates, see the inside front cover of this Prospectus.

Interest Rate Fluctuations

     The value of the debt securities held by the Fund generally will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time a debt security was purchased, such security, if sold, might be sold at a price greater than its cost. Investment in Australian and New Zealand bonds exposes the Fund to fluctuations in Australian and New Zealand interest rates.

Foreign Withholding Taxes

     The Fund's interest income from Australian, New Zealand and other foreign issuers may be subject to applicable foreign withholding taxes which may be creditable or deductible by the Fund shareholders. See "Taxation -- United States Income Taxes --Foreign Withholding Taxes" and "Taxation -- Foreign Taxes."

                           DESCRIPTION OF COMMON STOCK

     The Fund is authorized to issue 100,000,000 shares of Common Stock, par value $0.001 per share. The Fund's outstanding Shares are, and the Shares offered hereby will be, when issued and paid for pursuant to the terms of the Offer, fully paid and non-assessable. All shares of Common Stock are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund's assets after payment of debts and expenses. Shareholders are entitled to one vote per share and do not have cumulative voting rights.

     The following chart shows the number of shares of Common Stock authorized and outstanding as of June 30, 1996 and the amount of shares outstanding as adjusted to give effect to the Offer, assuming that all Shares are sold.

                                   Amount held                         Amount
                   Amount          by the Fund       Amount          Outstanding
Title of Class   Authorized      for its Account    Outstanding      As Adjusted
--------------------------------------------------------------------------------
Common Stock.... 100,000,000          None          9,563,653        11,954,566

     The Fund's shares are publicly held and are listed and traded on the New York Stock Exchange. The following table sets forth for the periods indicated the high and low sales prices on the New York Stock Exchange per share of Common Stock of the Fund, the high and low net asset value per share corresponding to the respective market price, the market price premium or (discount) to such net asset value, and the number of shares of Common Stock traded:

                                                                                            Premium or
                                  Market                        Net Asset                  (Discount) to           Volume of
                                 Prices(1)                      Values(2)                 Net Asset Value          Trading(1)
                                 ---------                      ---------                 ---------------          ----------
Period                      High          Low              High           Low            High           Low         (shares)
------                      ----          ---              ----           ---            ----           ---
1992
First quarter               $11         $10 1/8           $11.42         $11.07         (3.68)%        (8.54)%       591,700
Second quarter             11 1/4        10 1/2            11.38          11.23         (1.14)%        (6.50)%       578,000
Third quarter              11 1/2        10 1/8            11.82          10.27         (2.71)%        (1.41)%       639,300
Fourth quarter             10 1/2           9              10.35           9.88          1.45%         (8.91)%       339,900

1993
First quarter             $10 1/4        $9 1/8           $10.85          $9.59         (5.53)%        (4.85)%       726,800
Second quarter             10 1/4         9 3/8            10.90          10.27         (5.96)%        (8.71)%       477,300
Third quarter               10            9 5/8            10.67          10.01         (6.28)%        (3.85)%       513,900
Fourth quarter             9 7/8          9 1/4            10.26          10.56         (3.75)%       (12.41)%       552,900

1994
First quarter                $10         $9 1/8           $11.06         $10.25         (9.58)%        (10.98)%      591,000
Second quarter              9 1/2         8 7/8            10.52          10.20         (9.70)%        (12.99)%      487,900
Third quarter               9 7/8         9 1/8            10.35          10.24         (4.59)%        (10.89)%      731,600
Fourth quarter              9 1/2         8 1/2            10.05          10.10         (5.47)%        (15.84)%      432,100


1995
First quarter              $9 3/8          $8              $9.90          $9.90         (5.30)%        (19.19)%    1,407,900
Second quarter              8 3/4         8 1/8             9.63           9.36         (9.14)%        (11.86)%    1,743,600
Third quarter                 9           8 1/4             10.16          9.72        (11.42)%        (15.12)%      901,600
Fourth quarter              9 3/8         8 5/8             10.22          9.84         (8.27)%        (12.35)%      649,400

1996
First quarter              $9 5/8        $8 7/8            $10.16        $10.04         (5.27)%        (11.60)%      849,700
Second quarter              9 3/8         8 7/8             10.15         10.18         (7.64)%        (12.82)%      471,100


------------
(1) As reported on the New York Stock Exchange. Previous rights offerings conducted by the Fund resulted in the issuance of 634,475 and 2,390,913 shares in October 1992 and May 1995, respectively.

(2)  Based on the accounting records of the Fund.

     As evidenced by the above table, the Common Stock has generally traded below net asset value. On August 5, 1996, when the Offer was publicly announced, the net asset value per share of Common Stock was $10.31, and the closing price on the New York Stock Exchange was $9.00, a discount of 12.71%. On September 26, 1996, such net asset value was $10.67, and such closing price was $9.125, a discount of 14.48% to net asset value.

Anti-Takeover Provisions

     The Fund's Articles of Incorporation and By-Laws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. The Fund's By-Laws provide that the Board of Directors is divided into three classes, each having a term of three years. At the annual meeting of shareholders in each year, the term of one class will expire. This provision could delay for up to two years the replacement of a majority of the Board of Directors. The Fund's Articles of Incorporation provide that a director of the Fund may be removed from office only with cause and any such removal may be made only by the shareholders of the Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

     The Fund's principal investment objective is high income through investment primarily in Australian dollar denominated debt securities of Australian issuers. Long-term capital appreciation through such investment is a secondary objective of the Fund. These objectives and the limitations on investments set forth below are fundamental policies of the Fund that may not be changed without approval of the holders of a majority of the Fund's outstanding voting securities. As used in this Prospectus, the vote of a "majority of the Fund's outstanding voting securities" means the vote, at the annual or a special meeting of the shareholders duly called, (A) of 67% or more of the voting shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy or (B) of more than 50% of the outstanding voting shares, whichever is less. The Fund policies which are not fundamental may be modified by the Board of Directors if, in the reasonable exercise of its business judgment, modification is determined to be necessary or appropriate to carry out the Fund's investment objectives.

Portfolio Structure

     Normally at least 65% of the Fund's total assets are invested in Australian dollar denominated debt securities of Australian banks, federal and state governmental entities and corporations. To achieve its investment objectives, the Fund may invest the remainder of its assets in debt securities denominated in Australian or New Zealand dollars of other issuers, whether or not Australian or New Zealand issuers. The Fund invests only in debt securities for which there is an active secondary market and does not purchase securities for which there would be any legal restrictions on sale or disposition by the Fund. The Fund does not invest in convertible debt securities. During periods when, in the Investment Advisor's judgment, changes in the market for Australian and New Zealand debt securities or other economic conditions warrant a temporary defensive investment policy, the Fund may temporarily reduce its position in such securities and invest in U.S. Treasury securities.

     It is the Fund's policy to limit all its investments to issuers or debt securities rated AA or better at the time of investment by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation (S&P-Australian Ratings) or which, in the judgment of the Investment Advisor, are of equivalent quality.

     As a non-diversified company, there is no investment restriction on the percentage of the Fund's total assets that may be invested at any time in the securities of any issuer other than the diversification requirements applicable to regulated investment companies under the U.S. Internal Revenue Code. However, the Fund intends to limit its investments in the securities of any issuer, except for the Australian or New Zealand government or governmental entities or semi-governmental entities, to 5% of its total assets at the time of purchase. Subject to the diversification requirements of the U.S. Internal Revenue Code, the Fund invests more than 25% of its total assets in debt securities of the Australian government or governmental entities or semi-governmental entities denominated in Australian dollars and may invest up to 25% of its total assets at the time of purchase in debt securities of the New Zealand federal and state government or governmental entities. The Fund invests in a variety of debt securities, with differing issuers, maturities and interest rates, to comply with the diversification and other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies so that the Fund will not be subject to U.S. taxes on its net investment income and net capital gains that it distributes to its shareholders. See "Taxation." The average dollar weighted maturity of the Fund's portfolio has not exceeded, and is not expected to exceed, 10 years.

Description of Debt Securities

     The types of securities in which the Fund is permitted to invest include those described below.

     Government Entities. The Fund generally invests more than 25% of its total assets in debt securities of the Australian government or governmental entities or semi-governmental entities denominated in Australian dollars. These securities may consist of Commonwealth Government bonds and Treasury notes and state government and semi-government bonds and notes. Commonwealth Government bonds and Treasury notes represent the obligations of the Federal Commonwealth of Australia and are sold by the Reserve Bank of Australia (the central bank) through public tenders. Commonwealth Government bonds have maturities up to 30 years while Treasury notes are issued in maturities of up to 26 weeks. The Commonwealth also guarantees as to payment of principal and interest similar debt obligations issued by its instrumentalities.

     State government bonds and notes are issued by various states and state instrumentalities and, in the case of state instrumentalities, are guaranteed by the applicable state government. Semi-government securities include debt instruments issued by state governmental authorities and utilities which are guaranteed by the relevant state governments. An example of a semi-governmental authority is the New South Wales Treasury Corporation. Semi-governmental securities also include securities of corporations formed by the Commonwealth Government or state governments to provide, among other things, financial assistance for industry development. These corporations are government owned but not necessarily government guaranteed. An example of such a corporation is the Primary Industry Bank of Australia. The Fund will invest only in those corporations which meet its required investment criteria. Maturities of both state and semi-government securities normally range from less than one year to 15 years.

     Australian federal and state government debt securities are frequently listed on Australian stock exchanges, but most trading is made by dealers in an active dealer to dealer secondary market. Semi-governmental obligations are also traded principally by dealers.

     Corporations. The Fund is permitted to invest in publicly-traded notes and debentures or bills of exchange issued or guaranteed as to payment of principal and interest by Australian corporations, whether or not guaranteed or backed by a commercial bank. Such securities have maturities generally ranging from less than one year to five years and are traded by dealers in an active dealer to dealer secondary market.

     Commercial Banks. The Fund is permitted to invest in bills of exchange, certificates of deposit and promissory notes issued or guaranteed, as to payment of principal and interest, by Australian commercial banks, including Australian branches and offices of foreign banks. Australian commercial banks, including such foreign bank branches and offices, are subject to regulation by Australian government authorities. Because of such regulation, which includes requirements as to the maintenance of ratios relating to prime assets, reserve deposits and capital adequacy, the Investment Advisor has not established any additional ratio criteria for the selection of investments in the securities of banks.

     Maturities of bills of exchange and promissory notes generally range up to 180 days, and certificates of deposit have maturities that range from a few days to several years. Bank bills, certificates of deposit and promissory notes are usually issued at a discount from face value and are traded by dealers in an active dealer-to-dealer secondary market.

     Eurobonds and Other Debt Securities. Subject to its investment policy of investing at least 65% of its total assets in Australian dollar denominated debt securities of Australian issuers, the Fund is permitted to invest in Australian and New Zealand dollar denominated debt securities, similar in nature to those described above, regardless of the domicile of the issuers. Thus, the Fund is permitted to invest in publicly-traded debt securities of New Zealand issuers and in publicly-traded debt securities denominated in Australian or New Zealand dollars of issuers not domiciled in those countries. The latter securities are usually issued in the eurobond market or in the U.S. market by supranational bodies, multi-national banks and corporations which may or may not have operations in Australia or New Zealand. Eurobonds are traded by dealers in a dealer to dealer secondary market. Interest payments on eurobonds are free of any withholding tax. Australian dollar denominated eurobonds generally have maturities of up to ten years, while New Zealand dollar denominated eurobonds are generally available with maturities of up to five years. The Fund is permitted to invest in U.S. Treasury securities, which are direct obligations of the U.S. Government, but does not normally expect such securities to comprise a significant part of its portfolio except for temporary defensive purposes.

Options on Debt Securities

     The Fund may utilize options on Australian dollar-denominated debt securities solely for hedging purposes. The Fund will invest no more than 5% of its net assets in premiums on such options. Hedging is a means of transferring that risk which an investor does not desire to assume during an uncertain interest rate environment. With the availability of options on Australian dollar denominated debt securities, the Investment Advisor believes it may be possible to reduce the effects of interest rate fluctuations. The Fund has not, however, engaged in any such hedging.

     The Fund may purchase put options in an effort to protect the value of a security that it owns against a decline in market value. Protection is provided during the life of the put because the put gives the Fund the right to sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price below the exercise price. Any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the put's exercise price. However, if the market price of the security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less the amount, if any, for which the put is sold.

     The Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio. While changes in the value of such put options should generally offset changes in the value of the securities to be hedged, the correlation may not be as close in these transactions as in transactions in which the Fund purchases a put option on an underlying security it owns.

     There is a risk in trading options, if the other party to the option, the "counterparty", fails to meet its obligations. First, if a counterparty fails to deliver the required security when the Fund exercises a call option, the Fund may suffer a loss as a result of its position not being effectively covered and may in turn fail to deliver the required security in an offsetting transaction. Second, a counterparty may fail to pay on a put option when it is exercised by the Fund in which case the Fund may lose the purchase price of the put option as well as the decrease in the value of the underlying security. The Fund's ability to hedge its portfolio position, at any time, is dependent on the judgment of the Investment Advisor and the liquidity of the fixed income option markets available.

     The Fund's portfolio turnover rates for the fiscal years ended October 31, 1993, 1994 and 1995 were 9.69%, 13.71% and 56.55%, respectively. The increase in the Fund's portfolio turnover rate in its 1995 fiscal year was primarily the result of portfolio transactions related to the investment of the proceeds from the 1995 rights offering.

                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. See "Taxation -- United States Income Taxes" for a discussion of the U.S. Internal Revenue Code requirements to which the Fund is also subject.

     The Fund may not:

     1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

     2.   Make short sales of securities or maintain a short position.

     3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed) and will not make additional investments while any such borrowings are outstanding.

     4. Buy or sell commodities, commodity contracts, real estate or interests in real estate.

     5. Make loans (except for purchases of publicly traded debt securities consistent with the Fund's investment policies).

     6.   Make investments for the purpose of exercising control or management.

     7. Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

     8. Invest more than 25% of its total assets at the time of purchase in any one industry (including banking) except that the Fund will invest more than 25% of its total assets in securities issued by the Australian government or governmental entities or semi-governmental entities. U.S. Treasury securities are excluded from this restriction.

Other Risks

     The Fund may invest up to 5% of its net assets in premiums on options on debt securities. For a discussion of the Fund's policy with respect to options and the associated risks, see "Investment Objectives and Polices -- Options on Debt Securities."

              DEBT SECURITIES MARKETS IN AUSTRALIA AND NEW ZEALAND

     The Fund's participation in the Australian and New Zealand debt securities markets has not had, and is not expected to have, a material effect on those markets and the Fund has not encountered, and does not expect to encounter, any material difficulties in executing portfolio transactions in those markets.

Australia

     Primary Market. Government bonds are issued by the federal and state governments of Australia and are generally listed on the Australian Stock Exchange (the "Exchange"). Most Australian semi-government bond and corporate notes and debentures are issued through tender panels, direct institutional placement or by direct solicitation to the public and, in the case of tenders and direct placements, are not generally listed on the Exchange. In the case of corporate issues there is a statutory obligation to register a prospectus with the Australian Securities Commission (the national regulatory authority which administers comprehensive laws relating to, among other things, prospectus disclosure requirements). The remainder of corporate notes and debentures are issued through public offerings on the Exchange. No official statistical information is available regarding the total amount of capital raised by corporations through private placements or by direct solicitations.

     The following table summarizes the Australian Commonwealth Government Securities on Issue in the years indicated.

                   COMMONWEALTH GOVERNMENT SECURITIES ON ISSUE
                           (Australian $ in Billions)

        1990        1991        1992        1993        1994         1995
        ----        ----        ----        ----        ----         ----
       A$50.2      A$50.1      A$60.2      A$77.5      A$91.2       A$106.2


------
Source: Reserve Bank of Australia Bulletin December 1995.

     Secondary Market. There is an active and liquid market in Australian Commonwealth government debt securities. These securities are actively traded in the secondary market between dealers acting primarily as principals and on the Australian Stock Exchange. As in the U.S. secondary market, most trading the secondary market in Australian notes and debentures takes place off the Exchange. No official statistical information is available regarding the total volume of notes and debentures traded in the secondary market. However, certain major commercial banks, stockbrokers and other financial institutions have been designated by the Reserve Bank as reporting dealers through which the Reserve Bank usually conducts transactions in Australian government securities with maturities of more than one year. Such dealers report their trades on a daily basis. The remainder of government securities are sold through the Exchange or between principals.

     Yields on Debt Securities. The following table sets forth information on key interest rates and yields on debt securities.

                          KEY INTEREST RATES AND YIELDS

                     Unofficial                           2 Year         10 Year
                      Cash Rate        90 Day Bank       Treasury       Treasury
Year               (11 a.m. call)         Bills            Bonds          Bonds
----               --------------         -----            -----          -----
June 1988              13.00%            13.15%           11.70%          11.95%
June 1989              17.65             18.30            15.40           13.50
June 1990              15.05             15.10            14.05           13.40
June 1991              10.55             10.50            10.55           11.15
June 1992               6.55              6.40             6.35            8.90
June 1993               5.25              5.25             5.45            7.35
June 1994               4.75              5.45             8.05            9.65
June 1995               7.50              7.55             7.80            9.20

------------
Source: Reserve Bank of Australia Bulletin December 1995.

     Yields of Australian 90 day bank bills as at June 30, 1996 were approximately 7.60% per annum, while yields of 10 year Australian Federal Government Bonds were approximately 8.72% per annum.

New Zealand

     Primary Market. The New Zealand Government and its agencies and instrumentalities are the most frequent issuers of bonds in New Zealand. Most New Zealand government securities are issued by means of periodic public tenders conducted by the Reserve Bank of New Zealand, the central bank of New Zealand. Persons wishing to bid for such securities must register with the Reserve Bank of New Zealand. State-owned enterprises have also been frequent issuers of bonds in New Zealand, as are New Zealand municipalities and local authorities, and corporations, including industrial and financial companies. The following table summarizes the outstanding direct debt (National Debt) of the New Zealand Government on the dates indicated.

                        SUMMARY OF DIRECT GOVERNMENT DEBT
                    (New Zealand $ in Billions as at June 30)

      1990         1991       1992        1993        1994         1995
      ----         ----       ----        ----        ----         ----
     NZ$44.3     NZ$43.9     NZ$51.6     NZ$47.5     NZ$46.4      NZ$44.7

------------
Source: New Zealand Debt Management Office.

     Secondary Market. New Zealand government debt securities are actively traded in the secondary market between dealers acting primarily as principals. There is limited secondary trading in corporate debt securities and more active trading in short-term bank bills. Most trading is conducted in a secondary market off the New Zealand Stock Exchange. Debt securities are usually traded and quoted on a yield to maturity basis and markets are made by some of the registered banks, a small number of merchant banks, stockbrokers and investment banks. The degree to which markets are made varies according to the instrument and the type of security.

     Yields on Debt Securities. The following tables set forth yield information on debt instruments of different maturities:

                        KEY INTEREST RATES AND YIELDS(1)

                                                         2 Year          5 Year
                                      90 Day            Treasury        Treasury
Year             Call Rate          Bank Bills            Bonds           Bonds
----             ---------          ----------            -----           -----
1986               17.9%               19.1%              17.8%           16.9%
1987               20.2                20.3               18.2            16.5
1988               14.7                15.1               14.3            13.4
1989               13.4                13.5               13.2            12.8
1990               13.4                12.9               13.2            12.5
1991                9.9                 9.7                9.8             9.2
1992                6.8                 6.7                7.2             7.9
1993                5.9                 6.3                6.5             6.7
1994                6.4                 6.8                7.3             7.5
1995                8.9                 9.0                8.3             7.9

------------
Source: Reserve Bank of New Zealand, Reserve Bank Bulletin.

(1) Average of twelve months of the year based on monthly figures.

Market Yields

     The effective yields to investors in the Fund will depend upon several factors, including the price, interest rate, maturity, currency and other terms of securities held by the Fund, the ability of investors to credit or deduct applicable foreign withholding taxes on interest and the effect of changes in the value of the Australian dollar and New Zealand dollar against the U.S. dollar on the value of the Fund's assets and the amount of its distributions. See "Risk Factors and Special Considerations -- Currency Fluctuations". As with all debt securities, changes in market yields will affect the Fund's asset value as prices generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply in response to interest rate changes. The Fund's Investment Advisor normally invests in securities with maturities of more than one year although from time to time yields may be temporarily higher for investments with maturities shorter than one year. Securities with maturities of more than one year may have lower yields but better potential for protecting income levels over longer periods as well as achieving the long-term capital appreciation from such investments that generally accompanies interest rate declines. The average weighted maturity will vary but has not exceeded, and is not expected to exceed, 10 years.

                             MANAGEMENT OF THE FUND

Investment Advisor

     Pursuant to the Investment Advisory Contract (hereinafter referred to as the "Contract") between the Fund and KBIMA, 200 Park Avenue, New York, NY, a Delaware corporation, KBIMA acts as the Fund's Investment Advisor. KBIMA is a wholly owned subsidiary of Kleinwort Benson Holdings Inc. which in turn is an indirectly wholly owned subsidiary of Kleinwort Benson Group plc, a United Kingdom merchant bank. In August 1995, Kleinwort Benson Group plc was acquired by Dresdner Bank A.G., a publicly held German bank. The Contract was approved by Shareholders at a meeting held on December 5, 1995 after having been approved by the Fund's Board of Directors on August 8, 1995 in connection with the acquisition of KBIMA's ultimate parent by Dresdner Bank A.G. The Contract will remain in effect until December 6, 1996, unless sooner terminated as set forth below. Thereafter, it will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Fund's Board of Directors, including a majority of such Directors who are not "interested persons" (as such term is defined in the 1940
Act) of either party to the Contract, cast in person at a meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the Fund's outstanding voting securities and the vote of such Directors, including a majority of such Directors who are not "interested persons" (as such term is defined in the 1940 Act) of either party to the Contract. The Contract may be terminated by either party at any time, without penalty, on sixty (60) days' written notice, and will terminate automatically in the event of its "assignment" (as such term is defined in the 1940 Act). In accordance with the Fund's stated investment objectives, policies and limitations and subject to the supervision of the Fund's Board of Directors, KBIMA provides the Fund with investment research, advice and supervision and agrees to furnish continuously an investment program for the Fund. KBIMA provides the Fund with advice as to the securities to be purchased, retained or sold by the Fund. In addition, KBIMA, subject to the general supervision of the Board of Directors of the Fund, provides for the administration of all other affairs of the Fund.

     The Investment Advisor will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Contract relates, except a loss resulting from willful misfeasance, bad faith, gross negligence in the performance of, or from reckless disregard of, its obligations and duties under the Contract or, a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act).

     The services of the Investment Advisor are not deemed to be exclusive, and nothing in the Contract will prevent the Investment Advisor or any affiliate thereof from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of the Investment Advisor desire to purchase or sell a security at the same time the security is purchased or sold by the Fund, purchases and sales will be allocated among the clients in a manner believed by the Investment Advisor to be equitable to each client.

     The Investment Advisor or its affiliates reserve the right to use the Kleinwort Benson name or to grant the use of similar names to other entities or enterprises. The Contract provides that if the Investment Advisor resigns or is otherwise terminated from its position with respect to the Fund, the Investment Advisor, at its option, may require the Fund to change its name to reflect an entity which does not include the use of the words "Kleinwort" and/or "Benson" in its name as registered with the Commission, as specified in its charter or as marketed to the public.

     As compensation for its services under the Contract, the Investment Advisor receives a fee equal to .70 of 1 percent per annum of the Fund's average weekly net assets computed based upon net asset value at the end of each week and payable at the end of each calendar month. Because of expenses associated with investment in Australia and New Zealand securities, this fee is higher than those of most other U.S. investment companies, although, in the opinion of the Investment Advisor, comparable to those paid by closed-end investment companies investing primarily in the securities of a single foreign country. In connection with the Offer the Manager has agreed to reduce its fee on assets in excess of $100 million to 0.65% per annum.

     For the fiscal years ended October 31, 1993, 1994 and 1995 the Fund paid a total of $515,505, $523,737 and $584,994, respectively to the Investment Advisor.

Fund Expenses

     The Contract provides that the Investment Advisor will bear all expenses of its employees and overhead incurred by it in connection with its duties under the Contract. The Fund will bear all of its own expenses; fees of the Fund's directors who are not interested persons (as such term is defined in the 1940
Act) of any other party; out-of-pocket travel expenses for all direc-tors and other expenses incurred by the Fund in connection with directors' meetings; interest expense; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of preparing stock certificates; expenses of registering and qualifying the Fund's shares for sale with the Commission and in various states and foreign jurisdiction; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of the Fund's shares; and the expenses of shareholders' meetings.

Directors and Officers

     The names of the directors and principal officers of the Fund are set forth below, together with their positions and their principal occupations during the past five years.
                                                       Principal Occupation
                        Positions Held With           and Other Affiliations
Name and Address             the Fund                 During the Past 5 Years
----------------             --------                 -----------------------

*David M. Felder        Director and President    Senior Fixed Income Manager:
10 Fenchurch Street     since 1994                Kleinwort Benson Investment
London, England                                   Management Americas Inc.
EC3M 3LB                                          (since 1990) and Kleinwort
                                                  Benson Investment Management
                                                  Limited (since 1988).

Sir Robert C. Cotton    Director and Chairman     Formerly Australian Ambassador
Southern Cross Gardens  of the Board since 1986   to the United States,
2 Spruson Street                                  1982-1985.
Neutral Bay, NSW 2089
Australia

James J. Foley(1)       Director since 1986       From 1952-1990, Faculty
60 Pond Street                                    Member, Harvard Graduate
Belmont, MA 02178                                 School of Business. Since
                                                  January 1991, Consultant to
                                                  the School's MBA Admissions
                                                  Board; Consultant to Courier
                                                  Corp.


Leonard T. Hinde(1)     Director since 1987       Retired; formerly advisor to
20 Ellalong Place                                 the Governor, Reserve Bank of
Cremorne, NSW 2090                                Australia (1985).
Australia

The Earl of Limerick(1) Director since 1986       Chairman, Pirelli UK plc and
11 Berkeley Street                                associated companies (since
London, W1X 6BU                                   1989); Chairman, AMP Asset
England                                           Management plc (since 1992);
                                                  Chairman, De La Rue plc
                                                  (Director since 1983, Chairman
                                                  since 1993); Chairman, Board
                                                  of Governors, London Guildhall
                                                  University (since 1984);
                                                  formerly Non-Executive
                                                  Director of Kleinwort Benson
                                                  Group plc and associated
                                                  companies (1990).

----------
*    "Interested Person" of the Fund (as defined in the 1940 Act)
(1) Member, Audit Committee. The Committee reviews and reports to the Board with respect to the scope and results of the examination of the financial statements of the Fund by the independent accountants and related matters.

                                                       Principal Occupation
                        Positions Held With           and Other Affiliations
Name and Address             the Fund                 During the Past 5 Years
----------------             --------                 -----------------------

Nigel S. MacEwan        Director since 1992       Retired; formerly President
153 Oenoke Lane                                   and Chief Executive Officer of
New Canaan, CT 06820                              Kleinwort Benson North
                                                  America, Inc. (1986-1993);
                                                  formerly Director, Alex Brown
                                                  Kleinwort Benson Realty
                                                  Advisors (1992-1994).

G. William Miller(1)    Director and Deputy       Chairman and CEO, G. William
1215 19th Street        Chairman since 1986       Miller & Co. Inc. (since
Washington, DC 20036                              1983); Chairman and CEO,
                                                  Federated Stores, Inc.
                                                  (1991-1992); Chairman and
                                                  Director, Waccamaw Corporation
                                                  (since October 1995);
                                                  Director, GS Industries (since
                                                  October 1995), Simon-DeBartolo
                                                  Group, Inc. (since August
                                                  1996) and Repligen Corporation
                                                  (since 1982); Trustee, Marine
                                                  Biological Laboratory (since
                                                  August 1996).

----------
(1) Member, Audit Committee. The Committee reviews and reports to the Board with respect to the scope and results of the examination of the financial statements of the Fund by the independent accountants and related matters.

     The officers of the Fund, other than as shown above, are described below.

     Francis M. Harte is the Treasurer and Principal Financial and Accounting Officer. Mr. Harte has held this office since August 1993. Mr. Harte is a Senior Vice President and Chief Financial Officer of various Dresdner Kleinwort Benson Companies in North America including Dresdner Kleinwort Benson North America LLC. Mr. Harte is 34 years old.

     Michael Fortier is the Secretary and Assistant Treasurer and has held these offices since February 1994 and May 1991, respectively. Mr. Fortier is 34 years old and is an Assistant Vice President of Dresdner Kleinwort Benson North America Services LLC.

Executive Compensation

     The Fund pays each of its directors who is not an interested person (as defined in the 1940 Act) of the Investment Advisor an annual fee of US$3,000 (US$5,000 for the Chairman of the Board of Directors), plus US$2,000 for each Board or Committee meeting attended. The Fund reimburses all disinterested directors for their out-of- pocket and travel expenses.

     Set forth below is information concerning compensation paid to the Fund's current directors and officers during its fiscal year ended October 31, 1995:

                                                                           Pension or        Estimated   Total Compensation
                                                                           Retirement          Annual       from Fund and
                                                         Aggregate     Benefits Accrued       Benefits        Fund Complex
                                                        Compensation        as Part of          Upon            Paid to
Name and Position                                         from Fund       Fund Expenses      Retirement       Directors
-----------------                                         ---------       -------------      ----------       ---------
David M. Felder, Director & President                       None              None             None              None

Sir Robert C. Cotton,
  Director & Chairman of the Board                         $ 7,000            None             None             $ 7,000

James J. Foley, Director                                   $11,000            None             None             $11,000

Leonard T. Hinde, Director                                 $11,000            None             None             $11,000

The Earl of Limerick, Director                             $11,000            None             None             $11,000

Nigel S. MacEwan, Director                                 $ 7,000            None             None             $ 7,000

G. William Miller, Director & Deputy Chairman              $11,000            None             None             $11,000

Francis M. Harte, Treasurer & Principal Financial
  and Accounting Officer                                    None              None             None         Not Applicable

Michael Fortier, Secretary & Assistant Treasurer            None              None             None         Not Applicable

     The By-Laws of the Fund provide that the Fund will indemnify directors, officers, employees and agents of the Fund against judgments, fines, settlements and expenses to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. However, nothing in the Articles of Incorporation or the By-Laws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     To the knowledge of the Fund, there is no control person who controls the Fund. As of July 31, 1996, Cede & Co. owned of record 82% of the outstanding voting securities of the Fund. To the knowledge of the Fund, no person is the beneficial owner of 5% or more of the Fund's stock.

     As of August 5, 1996, the directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

     Certain of the Fund's directors are residents of Australia and the United Kingdom and substantially all of the assets of such persons may be located outside the United States. As a result, it may be difficult for investors to effect service of process within the United States upon these persons or enforce judgments of courts of the United States predicated upon civil liabilities of such directors under the federal securities laws of the United States. The Fund has been advised that it may be difficult for investors to obtain from the courts of the United Kingdom and Australia either the enforcement of judgments of United States courts against such directors predicated upon the civil liability provisions of the federal securities laws or enforcement, in original actions, of liabilities against such directors predicated upon the federal securities laws.

Portfolio Management

     David M. Felder of KBIMA is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Felder joined Kleinwort Benson in 1988 and is the head of the fixed income team at Kleinwort Benson Investment Management. Mr. Felder also serves as President and a Director of the Fund. He is 41 years old and has over 20 years' investment experience.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The primary objective in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain best execution, taking into account such factors as price, commission, size of order, difficulty of execution and skill required of the broker. Purchases and sales of debt securities are usually principal transactions. Such portfolio securities normally are purchased from or sold to issuers directly or dealers serving as market makers for the securities at a net price. Generally, transactions involving Australian and New Zealand debt securities do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. The Fund will not and has not engaged in transactions with any affiliated person in which such person acts as principal.

     For the fiscal years ended October 31, 1993, 1994 and 1995 the Fund paid no brokerage commissions.

     Australian and New Zealand brokers, which act as agents, and dealers, which act as principal, are subject to regulation by governmental authorities if they carry on a business dealing in securities.

Net Asset Value

     Net asset value is determined no less frequently than the close of business (generally 4:00 p.m. New York time) on the last business day of each week (generally Friday) by dividing the value of the net assets of the Fund (the value of its assets less its liabilities, exclusive of capital stock and surplus) by the total number of shares of Common Stock outstanding. The Fund values portfolio securities at the mean between the most recently quoted bid and asked prices provided by principal market makers. Short-term investments having a maturity of 60 days or less are valued at amortized costs. Securities and assets for which market quotations are not readily available are valued at fair value using methods determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations that reference other securities which are considered comparable in quality, interest rate and maturity.

      Net asset value is translated into U.S. dollars at the daily prevailing selling rate of the U.S. dollar against the Australian dollar and New Zealand dollar quoted by Reuters or, if no such rate is quoted at such time, at such other appropriate rate as may be determined by the Fund's Board of Directors.

                          DIVIDENDS AND DISTRIBUTIONS;
                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     It is the Fund's policy, which may be changed by the Board of Directors, to make distributions of net investment income to shareholders monthly on or about the15th of each month. Net short-term capital gains are distributed annually. The Fund also determines each year whether to distribute or retain in the Fund any realized net long-term capital gains. See "Taxation -- United States Income Taxes". Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested by The First National Bank of Boston (the "Plan Agent") in Fund shares pursuant to the Plan. Shareholders who do not participate in the Plan receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The First National Bank of Boston, as dividend paying agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a dividend, participants in the Plan receive the equivalent in shares of the Fund. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at a price equal to net asset value but not less than 95% of the then current market price of the Fund's shares. The Fund does not issue shares under the Plan at below net asset value. If net asset value determined as at the time of purchase exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, the Plan Agent, as agent for the participants, buys Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

     Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent on a quarterly basis in any amount from $100 to $3,000 for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about the 15th of February, May, August and November of each year. Voluntary cash purchases should be sent so as to be received by the Plan Agent no later than five business days before these dates. Voluntary cash payments received after the five business day deadline may be held by the Agent bearing no interest, and invested at the next scheduled date. Voluntary cash payments may be withdrawn in their entirety by written notice received by the Agent not less than two business days before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy includes those shares purchased pursuant to the Plan.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions and for voluntary cash purchases. The Plan Agent's fees for the handling of reinvestment of dividends and distributions are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions and for voluntary cash purchases.

     The automatic reinvestment of dividends and distributions does not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as supplied to any dividend or distribution paid subsequent to notice of the change sent to all shareholders of the Fund at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 30 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent, Mail Stop 45-01-20, PO Box 644, Boston, MA 02102-0644.

                                    TAXATION

United States Income Taxes

     The following discussion is based upon the advice of Sullivan & Cromwell, U.S. counsel for the Fund.

     General. The Fund intends to continue to qualify and elect to be treated as a regulated investment company for each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund must continue to, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, certain foreign currency, option and future transactions and gains from the sale or other disposition of stock or securities; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities). The diversification requirements may restrict the investments that the Fund would otherwise make.

     As a regulated investment company, the Fund is not subject to U.S. federal income tax on its net investment income and net capital gains, if any, that it distributes to shareholders if at least 90% of its net investment income for the taxable year is distributed. The Fund intends to continue to distribute at least annually to its shareholders all of its net investment income, which includes dividends, interest and net short-term capital gains in excess of net long-term capital losses.

     The Board of Directors determines once a year whether to distribute the excess of net long-term capital gains over net short-term capital losses and any available capital loss carryovers from prior years to the extent provided in U.S. tax regulations. A determination by the Board of Directors to retain net long-term capital gains in excess of net short-term capital losses and any available capital loss carryovers from prior years will not affect the qualification of the Fund as a regulated investment company, but if the Fund retains for investment its net long-term capital gains in excess of net short-term capital losses and capital loss carryovers it will be subject to a tax of 35% on the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the 35% tax paid by the Fund against their U.S. federal income tax liabilities and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by shareholders of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in each shareholder's gross income.

     A 4% non-deductible excise tax will be imposed on the Fund to the extent the Fund does not meet certain distribution requirements by the end of each calendar year. The Fund intends to continue to meet such requirements.

     Non-functional Currency Transactions. For purposes of calculating foreign currency gains and losses, the Fund uses the Australian dollar as its functional currency. Gains or losses attributable to certain options and forward contracts on non-functional currency (i.e., a currency other than the Australian dollar), or to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a non-functional currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a non-functional currency that are attributable to fluctuations in the value of the non-functional currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Fund's net investment income available and required to be distributed to shareholders as ordinary income.

     The Fund each year must include as ordinary income or loss any gain or loss resulting from the exchange of Australian dollars into U.S. dollars for remittances made by the Fund. Such ordinary income or loss is measured by the difference between the exchange rate in effect at the time of the remittance and the average exchange rate in effect for the year.

     Options and Forward Transactions. The Fund's transactions in options and forward contracts used to position hedge may result in "straddles" for tax purposes. The tax rules regarding straddles may affect the amount, timing, and character of the Fund's taxable income and could result in the Fund being required to distribute investment company taxable income or net capital gains to shareholders in excess of the amount realized. In addition, the short-sale rules may apply to the Fund's transactions in certain options. The short-sale rules could result in an increase in the amount of gains derived from securities held for less than three months. As a result, the 30% limit on such gains which applies to regulated investment companies may restrict the Fund in the number of such options it may purchase.

     The Fund may also be required to mark to market for tax purposes currency contracts and options at the end of each fiscal year. Sixty percent of any gains or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and 40% are treated as short-term capital gain or loss, regardless of how long the Fund has held such investments, except that foreign currency gains or losses arising from certain contracts subject to the mark to market rules (such as foreign currency forward contracts and certain options) will be ordinary in character. This may increase or decrease the amount of net investment income the Fund is required to distribute to shareholders.

     Distributions. Dividends of net investment income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund do not qualify for the 70% deduction for dividends received by corporations because the Fund's income does not consist of dividends paid by U.S. corporations. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares and are not eligible for the dividends-received deduction.

     For tax purposes, dividends or capital gains distributions declared in October, November or December as of a record date in such month and that are actually paid in January of the following year are treated as if paid on, and will be taxable to shareholders as of, December 31 of the year declared.

     Shareholders electing to receive cash distributions in the form of additional shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the cash foregone. Shareholders receiving distributions in the form of additional shares will have a cost basis in each share received equal to the cash foregone. Shareholders are notified annually as to the U.S. federal tax status of distributions.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

     Sales of Shares. Upon sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon the shareholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are held by the shareholder as capital assets. Such gain or loss will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Dividend Reinvestment and Cash Purchase Plan. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares.

     Foreign Withholding Taxes. As set forth below, under "Foreign Taxes", the interest income of the Fund may be subject to Australian, New Zealand and other foreign withholding taxes. So long as more than 50% in value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may elect to treat any foreign income taxes paid by it, including any Australian and New Zealand withholding taxes or other foreign income taxes paid by it, as paid by its shareholders. As a consequence, the amount of foreign taxes paid by the Fund would be included in the income of shareholders and shareholders would be entitled to choose either a credit or provided the shareholder itemizes deductions, a deduction for the taxes. The Fund currently makes and expects to continue to make this election, although there can be no assurance that the Fund will be able to do so. A credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income and certain shareholders may be subject to rules which limit or reduce their ability to fully credit their pro-rata share of the foreign taxes paid by the Fund.

     The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

     Backup Withholding. The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions, including those out of income earned in Australia and New Zealand, payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

     Foreign Shareholders. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by the shareholder, distributions of net investment income to a shareholder who, as to the U.S., is a nonresident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership (a "foreign shareholder") will be subject to a U.S. withholding tax at the rate of 30% (or applicable lower treaty rate) regardless of the source of the Fund's income.

     Foreign shareholders may be subject to U.S. withholding tax at the rate of 30% on the income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

     Distributions of net long-term capital gains to foreign shareholders will not be subject to U.S. income tax unless income from the Fund is effectively connected with a U.S. trade or business carried on by the foreign shareholder.

     Any gain realized upon the sale of shares of the Fund by a foreign shareholder will not be subject to U.S. income tax unless such gain is effectively connected with a U.S. trade or business carried on by the shareholder, or, in the case of a nonresident alien individual, such individual is present in the U.S. for 183 days or more in the year of the sale and certain other conditions are met.

     If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of net investment income and net long-term capital gains, and any gains realized upon the sale of shares of the Fund, will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

Foreign Taxes

     The following discussion is based upon the advice of Arthur Robinson & Hedderwicks, Australian counsel for the Fund, and Bell Gully Buddle Weir, New Zealand counsel for the Fund.

     Australia. Under current Australian law, the Fund is regarded as a non-resident of Australia. Pursuant to the current United States Australia Double Tax Agreement, the Fund is not regarded as having a permanent establishment in Australia if it has no fixed place of business, office, branch or place of management in Australia and if there is no person (other than a broker or other agent of independent status who acts in the ordinary course of his business as such) in Australia who has authority to conclude contracts on behalf of the Fund and habitually exercises that authority. So long as the Fund does not intend to have a fixed place of business, office, branch or place of management in Australia or to give to any person (other than a broker or other agent of independent status who acts in the ordinary course of his business as such) in Australia the authority to conclude contracts on behalf of the Fund, none of the Fund's business profits should be subject to Australian income tax by virtue of the United States Australia Double Tax Agreement. The Fund is, however, subject to an Australian interest withholding tax at the rate of 10% on the gross amount of all interest payments to the Fund deemed to be derived from Australia under corporate debt instruments, money market securities and Australian Commonwealth Government and State Government securities (unless exempt from interest withholding tax pursuant to a certificate of exemption obtained by the issuer in respect of a particular issue or, after the legislative enactment of the proposed amendments to the interest withholding tax provisions, pursuant to the terms of those provisions). Australian interest withholding tax does not apply to interest payments to the Fund on Eurodollar issues made by non-residents of Australia where the interest is not an expense incurred by that person in carrying on business in Australia at or through a "permanent establishment" (as defined under Australian income tax law and not as defined under the United States Australia Double Tax Agreement) in Australia of that non-resident. See "United States Income Taxes -- Foreign Withholding Taxes" above for a discussion of the United States treatment of Australian interest withholding tax. In addition the Fund is subject to stamp duties on securities transactions as a purchaser, except on its investments in government and semi-governmental securities, promissory notes and bills of exchange.

     New Zealand. Under current New Zealand law, the Fund is regarded as a non-resident of New Zealand. Pursuant to the United States New Zealand Double Tax Agreement, the Fund is not regarded as having a permanent establishment in New Zealand if it has no fixed place of business, place of management, branch or office in New Zealand and if there is no person (other than a broker, general commission agent, or other agent of independent status) who acts on behalf of the Fund and has and habitually exercises in New Zealand authority to conclude contracts in the name of the Fund. As long as the Fund does not have a permanent establishment in New Zealand, none of the Fund's profits should be subject to New Zealand income tax by virtue of the United States New Zealand Double Tax Agreement. However, the Fund is generally subject to a New Zealand interest withholding tax at the rate of 10% on the gross amount of all interest payments (as defined) deemed to be derived from New Zealand under corporate debt instruments, money market securities and New Zealand Government and local government authority debt securities, except that no withholding will apply in the latter two cases, where interest is payable out of New Zealand and, for local government authority debt, the approval of the New Zealand Government has been given for that interest to be exempted from New Zealand income tax. As an alternative to non-resident withholding tax, an approved issuer levy of 2% of the gross interest paid on certain securities registered with the New Zealand Inland Revenue Department may be payable. No non-resident withholding tax or approved issuer levy will apply to interest payments to the Fund on Eurodollar issues made by non-residents of New Zealand where the interest is not an expense incurred by that person in carrying on business in New Zealand through a "fixed establishment" (as defined) in New Zealand of the non-resident.

Other Taxation

     Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund and of the possible impact of proposed changes in applicable tax laws.

     A United States citizen who is a resident of Australia, or a United States corporation which is a resident of Australia (by reason of carrying on business in Australia and having its voting power controlled by shareholders who are residents of

Australia, or being managed or controlled in Australia) and holds an interest in the Fund may be taxed on the income derived from their investment in the Fund on an accruals basis under the foreign investment fund provisions or the controlled foreign company provisions. That is, income and capital gains derived by the Fund will be attributed to the Australian resident in the year of income in which they are derived by the Fund rather than when actually received by the Australian resident.

     A United States citizen who is a resident of Australia, or a United States corporation which is a resident of Australia (by reason of carrying on business in Australia and having its voting power controlled by shareholders who are residents of Australia, or being managed or controlled in Australia) may be liable to pay Australian income tax in respect of the profit or capital gain (if any) derived upon the disposal of their investment in the Fund.

                                    EXPENSES

     The Fund's annual expenses, including the management and advisory fees, were $1,081,191, $1,045,025 and $1,101,866 during the fiscal years ended October 31, 1993, 1994 and 1995, respectively. Estimated expenses of the offering made hereby of $275,000 will be charged to capital. The Fund's annual expense ratio was 1.47%, 1.40% and 1.32% during the fiscal years ended October 31, 1993, 1994 and 1995, respectively. Because of expenses associated with investment in Australian and New Zealand securities, the Fund's annual expense ratio is higher than that of U.S. investment companies of comparable size which invest in U.S. securities but, in the opinion of the Investment Manager, is comparable to that of other investment companies which invest primarily in the securities of issuers of a single foreign country.

         CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as the Fund's custodian for assets of the Fund held in the United States. Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those Rules, the Fund's portfolio of securities and cash, when invested in foreign securities, are held by subcustodians, who have been approved by the Directors of the Fund. Selection of the subcustodians has been made by the Directors of the Fund following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution; the ability of the institution to perform capable custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the countries involved; and risks of potential nationalization or expropriation of Fund assets. The First National Bank of Boston, PO Box 644, Boston, MA 02102-0644, acts as the Fund's dividend paying agent, transfer agent and registrar.

                                  LEGAL MATTERS

     The validity of the shares offered hereby will be passed on for the Fund by Sullivan & Cromwell, New York, New York. Arthur Robinson & Hedderwicks is providing advice to the Fund on matters of Australian law. Bell Gully Buddle Weir is providing advice to the Fund on matters of New Zealand law.

                                     EXPERTS

     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036 acts as independent accountants for the Fund and in such capacity audits the Fund's annual financial statements. The audited financial information of the Fund included herein under the caption "Financial Highlights" and audited financial statements incorporated by reference herein have been so included or incorporated in reliance on the reports of Price Waterhouse LLP given upon their authority as experts in auditing and accounting.

                             ADDITIONAL INFORMATION

     The Fund has filed with the U.S. Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement on Form N-2 under the U.S. Securities Act of 1933, as amended, with respect to the Shares offered hereby. Further information concerning these securities and their issuer may be found in the Registration Statement, of which the Prospectus constitutes a part. The Registration Statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

               INCORPORATION OF FINANCIAL STATEMENTS BY REFERENCE

     The Fund's financial statements for the year ended October 31, 1995 and the six months ended April 30, 1996, are herein incorporated by reference from, respectively, the 1995 Annual Report of the Fund to stockholders (the "Annual Report") and the April 30, 1996 Semi-Annual Report of the Fund to stockholders (the "Semi-Annual Report"), each filed with the Commission pursuant to Section 30(b) of the 1940 Act and the rules and regulations thereunder. Investors may obtain a copy of the Annual Report and the Semi-Annual Report, without charge, by contacting the Fund at (800) 237-4218.

                                                                     SAMPLE ONLY

                                   Appendix A

                       (Form of Subscription Certificate)


CUSIP NO. 498577105                   SUBSCRIPTION CERTIFICATE__________________
                                      NUMBER OF RIGHTS _________________________

                  KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC.
                  SUBSCRIPTION RIGHT FOR SHARES OF COMMON STOCK


     This Subscription Certificate represents the number of Rights set forth in the upper right hand corner of this Form. The registered holder hereof (the "Holder") is entitled to acquire one (1) share of the Common Stock of Kleinwort Benson Australian Income Fund, Inc. (the "Fund") for each one (1) Right held.

     To subscribe for shares of Common Stock, the Holder must present to The First National Bank of Boston, 150 Royall Street, Mail Stop 45-02-53, Canton, Massachusetts 02021 (the "Subscription Agent"), prior to 5:00 p.m., New York time, on the Expiration Date, either:

     (1) a properly completed and executed Subscription Certificate and a money order or check drawn on a bank located in the United States and payable to Kleinwort Benson Australian Income Fund, Inc. for an amount equal to the number of Shares subscribed for under the Primary Subscription (and, if such Holder is electing to exercise the Over-Subscription Privilege, under the Over-Subscription Privilege) multiplied by the estimated Subscription Price; or

     (2) a Notice of Guaranteed Delivery guaranteeing delivery of (i) a properly completed and executed Subscription Certificate and (ii) a money order or check drawn on a bank located in the United States and payable to Kleinwort Benson Australian Income Fund, Inc. for an amount equal to the number of Shares subscribed for under the Primary Subscription (and, if such Holder is electing to exercise the Over-Subscription Privilege, under the Over-Subscription Privilege) multiplied by the estimated Subscription Price (which certificate and full payment must then be delivered by the close of business on the third Business Day after the Expiration Date).

     If the Holder of this certificate elects to subscribe for additional shares pursuant to the Over-Subscription Privilege, Part B of the Subscription Certificate must be completed to indicate the maximum number of shares for which such privilege is being exercised.

     No later than fifteen Business Days following the Confirmation Date, and after full payment for Shares subscribed has cleared, the Subscription Agent will send to each Exercising Rights Holder, with the exception of those such Exercising Rights Holders who are participants in the Fund's Dividend Reinvestment and Cash Purchase Plan, (or, if the Fund's Shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), the share certificates representing the Shares purchased pursuant to the Primary Subscription and, if applicable, the Over-Subscription Privilege, along with an explanation of the allocation of Shares pursuant to the Over-Subscription Privilege. Any excess payment to be refunded by the Fund to a Holder who is not allocated the full amount of Shares subscribed for pursuant to the Over-Subscription Privilege will be mailed by the Subscription Agent. An Exercising Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment, either by means of a notice of guaranteed delivery or a check. Any excess payment to be refunded by the Fund to a Holder will be mailed by the Subscription Agent to him within ten Business Days after Confirmation Date.

     If the Holder does not make payment of any amounts due in respect of Shares subscribed for, the Fund and the Subscription Agent reserve the right to (i) find other purchasers for the subscribed and unpaid for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege, and/or (iii) exercise any and all other rights and/or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

     This Subscription Certificate may be transferred, in the same manner and with the same effect as in the case of a negotiable instrument payable to specific persons, by duly completing and signing the assignment on the reverse side hereof.

     Capitalized terms used but not defined in this Subscription Certificate shall have the meanings assigned to them in the Prospectus, dated September 27, 1996, relating to the Rights.

                  KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC.
                       THE FIRST NATIONAL BANK OF BOSTON,
                       as Subscription Agent
                       By: ______________________________

                     THIS SUBSCRIPTION RIGHT IS TRANSFERABLE

                    Any questions regarding this Subscription
                  Certificate and the Offer may be directed to
                 the Information Agent, Georgeson & Company Inc.
                   Wall Street Plaza, New York, New York 10005

             Toll Free (800) 223-2064 or Call Collect (212) 440-9800

                   PLEASE COMPLETE ALL APPLICABLE INFORMATION

       BY MAIL:               BY OVERNIGHT COURIER:             BY HAND:
The First National Bank      The First National Bank     BancBoston Trust Co.
       of Boston                    of Boston                 of New York
     P.O. Box 1889              150 Royall Street       55 Broadway, Third Floor
  Mail Stop 45-02-53           Mail Stop 45-02-53         New York, NY 10006
 Boston, MA 02105-1889     Canton, Massachusetts 02021

     SECTION 1: TO SUBSCRIBE: I hereby irrevocably subscribe for the dollar amount of Common Stock indicated as the total of A and B below upon the terms and conditions specified in the Prospectus related hereto, receipt of which is acknowledged.

                TO SELL: If I have checked either the box on line C or the box on line D, I authorize the sale of Rights by the Subscription Agent according to the procedures described in the Prospectus. The check for the proceeds of sale will be mailed to the address of record.

 Please check [X] below:
/ /  A. Primary                               =                 .000      x             $8.67          =     $
        Subscription       --------                  ---------------                  ---------              --------
                           (Rights                   (Full Shares of                 (Estimated              (Amount
                           Exercised)                Common Stock                    Subscription            Required)
                                                     Requested)                      Price**)

/ /   B. Over-Subscription Privilege*                           .000      x            $8.67          =       $    (*)
                                                     ---------------                  ---------               --------
                                                     (Full Shares of                 (Estimated              (Amount
                                                     Common Stock                    Subscription            Required)
                                                     Requested)                      Price**)

* The Over-Subscription Privilege can be exercised as described in the Prospectus.

** The Subscription Price of $8.67 used herein is estimated and may be more or less than the actual Subscription Price. As a result, the actual purchase price may be more or less than the payment due now. See page 10 of the Prospectus.

Amount of Check or Money Order Enclosed (Total of A+B) Make check payable to "Kleinwort Benson Australian Income Fund, Inc." = $___________

/ /  C. Sell any remaining unexercised Rights.

/ /  D. Sell all of my Rights.

                               Please provide         Day    (   )
                                    your                     -------------------
                              telephone number        Evening(   )
-----------------------------------                          -------------------
Signature of Subscriber(s)/Seller(s)

     SECTION II: TO TRANSFER RIGHTS: (except pursuant to C and D above) For value received, ____________ of the Rights represented by this Subscription Certificate are assigned to

                   -     -
           ____________________       __________________________________________
          Social Security Number              (Print Full Name of Assignee)
          or Tax ID of Assignee

_____________________________________ __________________________________________

_____________________________________ __________________________________________
 Signature(s) of Assignee(s)                    (Print Full Address
                                             including postal Zip Code)

     The signature(s) must correspond with the name(s) as written upon the face of this Subscription Certificate, in every particular, without alteration.

     IMPORTANT: For Transfer, a Signature Guarantee must be provided by an eligible financial institution as defined in Rule 17AD-15 of the Securities Exchange Act of 1934, as amended, subject to the standards and procedures adopted by the issuer.

SIGNATURE GUARANTEED BY:

_____________________________________

     PROCEEDS FROM THE SALE OF RIGHTS MAY BE SUBJECT TO WITHHOLDING OF U.S. TAXES UNLESS THE SELLER'S CERTIFIED U.S. TAXPAYER IDENTIFICATION NUMBER (OR CERTIFICATION REGARDING FOREIGN STATUS) IS ON FILE WITH THE SUBSCRIPTION AGENT AND THE SELLER IS NOT OTHERWISE SUBJECT TO U.S. BACKUP WITHHOLDING.

/ / CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

NAME(S) OF REGISTERED OWNER(S):
WINDOW TICKET NUMBER (IF ANY):
DATE OF EXECUTION OF NOTICE OF GUARANTEED DELIVERY:
NAME OF INSTITUTION WHICH GUARANTEED DELIVERY:

                                                                     SAMPLE ONLY
                                   Appendix B

                     (Form of Notice of Guaranteed Delivery)

           NOTICE OF GUARANTEED DELIVERY FOR SHARES OF COMMON STOCK OF
                  KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC.
                  SUBSCRIBED FOR UNDER PRIMARY SUBSCRIPTION AND
                         THE OVER-SUBSCRIPTION PRIVILEGE

     As set forth in the Prospectus under "The Offer -- Payment for Shares," this form or one substantially equivalent hereto may be used as a means of effecting subscription and payment for all Shares of Kleinwort Benson Australian Income Fund, Inc. Common Stock subscribed for under the Primary Subscription and the Over-Subscription Privilege. Such form may be delivered by hand or sent by facsimile transmission, overnight courier or mail to the Subscription Agent.

                           The Subscription Agent is:
                        The First National Bank of Boston

            By Mail:                               By Facsimile:

The First National Bank of Boston                 (617) 774-4519
  Shareholder Services Division                Confirm by Telephone
          P.O. Box 1889                           (617) 774-4511
       Mail Stop 45-02-53
Boston, Massachusetts 02105-1889

            By Hand:                           By Overnight Courier:

    BancBoston Trust Company             The First National Bank of Boston
           of New York                     Shareholder Services Division
    55 Broadway, Third Floor                     150 Royall Street
    New York, New York 10006                    Mail Stop 45-02-53
                                             Canton, Massachusetts 02021

           DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION
         OF INSTRUCTIONS VIA A TELECOPY OR FACSIMILE NUMBER, OTHER THAN
            AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY

                                        o

     The New York Stock Exchange member firm or bank or trust company which completes this form must communicate the guarantee and the number of Shares subscribed for (under both the Primary Subscription and the Over-Subscription Privilege) to the Subscription Agent and must deliver to the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date (October 21, 1996, unless extended) this Notice of Guaranteed Delivery guaranteeing delivery of (i) a properly completed and executed Subscription Certificate and (ii) payment in full for all subscribed shares by 5:00 p.m., New York time, on the third business day after the Expiration Date. Failure to do so will result in a forfeiture of the Rights.

                                   GUARANTEE

     The undersigned, a member firm of the New York Stock Exchange or a bank or trust company, guarantees delivery to the Subscription Agent by the close of business (5:00 p.m., New York time) on the third Business Day after the Expiration Date (October 21, 1996, unless extended), of a properly completed and executed Subscription Certificate and payment of the full Subscription Price for Shares subscribed for on Primary Subscription and pursuant to the Over-Subscription Privilege, if applicable, as subscription for such Shares is indicated herein or in the Subscription Certificate.

   ____________________________________   ______________________________________
   Number of Shares on Primary            (Number of Shares on
   Subscription for which                 Over-Subscription Privilege for
   you are guaranteeing delivery          which you are guaranteeing delivery
   of Rights and payment)                 of Rights and payment)

   Number of Rights to be delivered:      ______________________________________

   Method of Delivery (circle one)        A. Through DTC*
                                          B. Direct to Corporation

   Please note that if you are guaranteeing for over-subscription shares, and are a DTC participant, you must also execute and forward to The First National Bank of Boston a Nominee Holder Over-Subscription Exercise Form.

   ____________________________________   ______________________________________
   Name of Firm                           Authorized Signature

   ____________________________________   ______________________________________
   Address                                Title

   ____________________________________   ______________________________________
   City          State      Zip Code      Name (Please Type or Print)

   ____________________________________
   Name of Registered Holder (If Applicable)

   ____________________________________   ______________________________________
   Telephone                              Date

* IF THE RIGHTS ARE TO BE DELIVERED THROUGH DTC, A REPRESENTATIVE OF THE CORPORATION WILL PHONE YOU WITH A PROTECT IDENTIFICATION NUMBER, WHICH NEEDS TO BE COMMUNICATED BY YOU TO DTC.

                                                                     SAMPLE ONLY

                                 Appendix C
               (Form of Nominee Holder Over-Subscription Exercise)

                  KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC.
                                 RIGHTS OFFERING
                 NOMINEE HOLDER OVER-SUBSCRIPTION EXERCISE FORM
                   PLEASE COMPLETE ALL APPLICABLE INFORMATION

                                    By Mail:
                      To: The First National Bank of Boston
                          Shareholder Services Division
                                  P.O. Box 1889
                               Mail Stop 45-02-53
                        Boston, Massachusetts 02105-1889

                                    By Hand:
                    To: BancBoston Trust Company of New York
                            55 Broadway, Third Floor
                            New York, New York 10006

                              By Overnight Courier:
                      To: The First National Bank of Boston
                          Shareholder Services Division
                                150 Royall Street
                               Mail Stop 45-02-53
                          Canton, Massachusetts 02021

THIS FORM IS TO BE USED ONLY BY NOMINEE HOLDERS TO EXERCISE THE
OVER-SUBSCRIPTION PRIVILEGE IN RESPECT OF RIGHTS WITH RESPECT TO WHICH THE PRIMARY SUBSCRIPTION PRIVILEGE WAS EXERCISED AND DELIVERED THROUGH THE FACILITIES OF A COMMON DEPOSITORY. ALL OTHER EXERCISES OF OVER-SUBSCRIPTION PRIVILEGES MUST BE EFFECTED BY THE DELIVERY OF THE SUBSCRIPTION CERTIFICATES.

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE FUND'S PROSPECTUS DATED September 27, 1996 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE FUND.

VOID UNLESS RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY
5:00 P.M., NEW YORK TIME, ON October 21, 1996, (THE "EXPIRATION DATE") UNLESS EXTENDED BY THE FUND.

1. The undersigned hereby certifies to the Subscription Agent that it is a participant in ________________ [Name of Depository] (the "Depository") and that is has either (i) exercised the Primary Subscription Privilege in respect of Rights and delivered such exercised Rights to the Subscription Agent by means of transfer to the Depository Account of the fund or (ii) delivered to the Subscription Agent a Notice of Guaranteed Delivery in respect of the exercise of the Primary Subscription Privilege and will deliver the Rights called in for such Notice of Guaranteed Delivery to the Subscription Agent by means of transfer to such Depository Account of the Fund.

2. The undersigned hereby exercises the Over-Subscription Privilege to purchase, to the extent available, _______________ shares of Common Stock and certifies to the Subscription Agent that such Over-Subscription Privilege is being exercised for the account or accounts of persons (which may include the undersigned) on whose behalf all primary subscription rights have been exercised.

3. The undersigned understands that payment of the Subscription Price of $8.67** per share of each share of Common Stock subscribed for pursuant to the Over-Subscription Privilege must be received by the Subscription Agent at or before 5:00 p.m., New York time, on the Expiration Date and represents that such payment, in the aggregate amount of $________ either (check appropriate box):

/ / has been or is being delivered to the Subscription Agent pursuant to the Notice of Guaranteed Delivery referred to above

            or

/ / is being delivered to the Subscription Agent herewith

            or

/ / has been delivered separately to the Subscription Agent; and, in the case of funds not delivered pursuant to a Notice of Guaranteed Delivery, is or was delivered in the manner set forth below (check appropriate box and complete information relating thereto):
     / / uncertified check
     / / certified check
     / / bank draft

________________________________________ _______________________________________
Primary Subscription Confirmation Number Name of Nominee Holder

________________________________________ _______________________________________
Depository Participant Number            Address

                                         _______________________________________
Contact Name:___________________________ City           State         Zip Code

Phone Number:___________________________ By:____________________________________

                                         Name:__________________________________

                                         Title:_________________________________

Dated:        , 1996

* PLEASE ATTACH A BENEFICIAL OWNER LISTING CONTAINING THE RECORD DATE POSITION OF PRIMARY RIGHTS OWNED, THE NUMBER OF PRIMARY SHARES SUBSCRIBED AND THE NUMBER OF OVER SUBSCRIPTION SHARES, IF APPLICABLE, REQUESTED BY EACH SUCH OWNER.

** THE SUBSCRIPTION PRICE OF $8.67 USED HEREIN IS ESTIMATED AND MAY BE MORE OR LESS THAN THE ACTUAL SUBSCRIPTION PRICE.AS A RESULT, THE ACTUAL PURCHASE PRICE MAY BE MORE OR LESS THAN THE PAYMENT DUE NOW. SEE PAGE 10 OF THE PROSPECTUS.

================================================================================

     No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the Offer made by this Prospectus, and, if given or made, such information must not be relied upon as having been authorized by the Fund or the Investment Advisor. The Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

                                ----------------

                                TABLE OF CONTENTS
                                                                            Page

Prospectus Summary .........................................................   3
Fee Table ..................................................................   6
Financial Highlights .......................................................   7
The Fund ...................................................................   8
The Offer ..................................................................   8
Use of Proceeds ............................................................  14
Risk Factors and Special Considerations ....................................  14
Description of Common Stock ................................................  16
Investment Objectives and Policies .........................................  18
Investment Restrictions ....................................................  20
Debt Securities Markets in Australia and
  New Zealand ..............................................................  20
Management of the Fund .....................................................  23
Portfolio Transactions and Brokerage .......................................  26
Dividends and Distributions; Dividend
  Reinvestment and Cash Purchase Plan ......................................  26
Taxation ...................................................................  27
Expenses ...................................................................  31
Custodian, Dividend Paying Agent,
  Transfer Agent and Registrar .............................................  31
Legal Matters ..............................................................  31
Experts ....................................................................  31
Additional Information .....................................................  31
Incorporation of Financial Statements by
  Reference ................................................................  32
Appendix A - Form of Subscription
  Certificate .............................................................. A-1
Appendix B - Form of Notice of
  Guaranteed Delivery ...................................................... B-1
Appendix C -- Form of Nominee Holder Over-
  Subscripton Exercise ..................................................... C-1


================================================================================


================================================================================


                        2,390,913 Shares of Common Stock
                        Issuable upon Exercise of Rights
                  to Subscribe for such Shares of Common Stock



                                KLEINWORT BENSON
                          AUSTRALIAN INCOME FUND, INC.



                                   ----------
                                   PROSPECTUS
                                   ----------



                               September 27, 1996

--------------------------------------------------------------------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
--------------------------------------------------------------------------------

Rights Offering

An Opportunity for Shareholders


Upon receipt of the accompanying Prospectus, Kleinwort Benson Australian Income Fund, Inc. shareholders should decide if they wish to participate in the Rights Offering. Shareholders who do not exercise their Rights should take steps to sell the Rights in order to avoid losing market value, if any, represented by the Rights. Rights not exercised or sold by October 21, 1996 (unless the Expiration Date is extended) will expire and become worthless.

Important Dates
---------------
Record Date                      September 27, 1996
Subscription Period              September 27 to
                                   October 21, 1996
Expiration Date                  October 21, 1996
Pricing Date                     October 25, 1996
Confirmation Date                November 1, 1996

With the exception of the Record Date, each of the above dates is subject to extension at the option of the Fund.


(Not part of the Prospectus)

Answers to Common Questions

Q. How does the Kleinwort Benson Australian Income Fund, Inc. Rights Offering work?

A. Shareholders of record on September 27, 1996 will receive one Right for each four shares of the Fund they own. Each Right will entitle the holder to subscribe for one new Share of the Fund. The exercise price for the new Shares shall be equal to 95% of the Fund's average closing market price, rounded up to the nearest whole cent, on the four business days immediately following the expiration of the Offering. Fractional Rights will not be issued.

Q. How is this Rights Offering different from previous offerings conducted by the Fund?

A. The primary difference is that this Rights Offering is being made on a transferable basis. This means that if you do not wish to exercise your Rights, you may elect to sell them for cash on the market.

The terms of this Rights Offering are also different in that it is a one-for-four offer at a 5% discount. Previous Fund offerings were made on a one-for-ten basis, in 1992, and one-for-three basis, in 1995, each at 10% discounts to market.

Q. How do I participate?

A. If your shares are registered in your name:

   o    Complete and sign the enclosed Subscription Certificate.

   o Make your check payable to the Fund for $8.67 per share for each Share subscribed for, including any Shares subscribed for pursuant to the Over-Subscription Privilege.

                                                                       continued

   o Mail the Subscription Certificate and your check to the Subscription Agent, Bank of Boston, in the enclosed envelope in a manner that will ensure receipt prior to 5:00 p.m., New York time, on October 21, 1996.

   If your shares are held on your behalf in "street name" by your brokerage firm, bank or other nominee, please contact your broker or financial advisor.

Q. Can I buy more Shares than I initially receive Rights for?

A. Yes. Shareholders who exercise their Primary Subscription Rights in full will be entitled to an "Over-Subscription" privilege allowing them to subscribe for Shares which are not otherwise subscribed for. If sufficient Shares are available, over-subscriptions will be honored in full. Otherwise, available Shares will be allocated pro rata on the basis of shares owned on Record Date.

Q. Will I be charged any sales commission?

A. No. Shareholders will pay no commissions for Shares acquired through the exercise of Rights.

Q. What if I want to sell my Rights?

A. If your shares are registered in your name, you may complete and sign the applicable sections of the Subscription Certificate and return it to the Subscription Agent, who will then use its best efforts to sell the Rights on your behalf. In order to sell your Rights, the Subscription Agent must receive your Subscription Certificate on or before October 17, 1996.

In addition, Rights may also be sold through usual brokerage channels. "Street name" shareholders should contact their broker or financial advisor.

Q. Why is the Fund conducting a Rights Offering at this time?

A. The Fund's Board of Directors has determined that it would be in the best interests of shareholders to increase the assets of the Fund available for investment in the Australian and New Zealand bond markets. These markets continue to offer higher yields than are available in comparably rated US dollar based investments. The Investment Advisor, Kleinwort Benson Investment Management Americas Inc., believes that continued improvements in fundamental Australian economic conditions, especially with regard to inflation and fiscal policies, will provide a positive outlook for these markets.

The Rights Offering is also expected to have a favorable effect on the Fund's expense ratio because, in connection with the Rights Offering, the Investment Advisor has agreed to a reduced Advisory Fee on Fund assets in excess of $100 million.

Q. Who should I call if I have any questions?

A. For more information on the Rights Offering, please contact the Information Agent, Georgeson & Company at (800) 223-2064 or (212) 440-9800.


The Questions and Answers included herein should be read in conjunction with the accompanying Prospectus, which contains more detailed information.

Investment in the Fund involves consideration of certain factors not typically associated with investment in US securities. See "Risk Factors and Special Considerations" in the Prospectus.